As filed with the Securities and Exchange Commission on August 31, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

NEOS ETF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary proxy materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear NEOS ETF Trust Shareholder:

As the Co-Founders and Managing Partners of NEOS Investment Management, LLC (“NEOS”), investment adviser to each exchange-traded fund that is a series of the NEOS ETF Trust (the “Trust”), we are writing to you about an important matter that requires your attention.

NEOS Investments LLC (“NEOS Investments”), the parent company of NEOS, has entered into a transaction agreement and plan of merger, dated August 10, 2026 (the “Transaction Agreement”), pursuant to which GSAM Neptune Holdings, L.P., a Delaware limited partnership (“GSAM Holdings”), which is a subsidiary of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman”), will purchase all of the issued and outstanding limited liability company interests of NEOS Investments (the “Transaction”). As a result of the Transaction, NEOS will become an indirect, wholly-owned subsidiary of GSAM Holdings and, in this manner, NEOS will ultimately be an indirect subsidiary of Goldman and an affiliate of Goldman Sachs Asset Management, L.P. (“GSAM”). The Transaction, when completed, will constitute a change in control of NEOS and cause the current investment advisory agreement by and between the Trust, on behalf of each Fund (as defined below), and NEOS to automatically terminate. Accordingly, in anticipation of the Transaction closing, we are scheduling a special meeting of shareholders (“Shareholders”) of the Trust to be held on November 3, 2026, at 9:00 a.m. Eastern Time (together with any postponements or adjournments, the “Special Meeting”) at the offices of NEOS at 13 Riverside Ave, Westport, CT 06880.

At the Special Meeting, we are asking Shareholders of the exchange-traded funds that are series of the Trust (each, a “Fund” and collectively, the “Funds”) and listed on the enclosed Notice of Special Meeting of Shareholders to approve a new investment advisory agreement by and between the Trust and NEOS, for such Funds (the “New Agreement”), in an effort to ensure continuity in the operation of the Funds (“Proposal 1”). Importantly, NEOS would continue to manage the Funds under the New Agreement, and the New Agreement will not change the services provided by NEOS to any of the Funds or the management fee paid by the Funds. In addition, each Fund’s investment objective will not change as a result of the Transaction. As described further in the enclosed proxy materials, each Fund’s current portfolio managers and all of the other investment advisory personnel of NEOS who currently assist in the management of the Funds are expected to keep their current positions after the Transaction. The Transaction will not alter the number of shares you own in a Fund. Importantly, the Transaction is expected to benefit Shareholders of the Funds. For example, Goldman intends to devote additional resources to NEOS and the Funds. In addition, following the Transaction, NEOS will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow, which may produce potential economies of scale and additional capabilities that could benefit Shareholders of the Funds.

At the Special Meeting, we are also asking Shareholders of the Funds to elect fourteen (14) nominees (the “Nominees”) to the board of trustees of the Trust (the “Board”), whose election would be effective as of the closing of the Transaction, if elected by Shareholders (“Proposal 2”). The Nominees are: Cheryl K. Beebe; Dwight L. Bush; Kathryn A. Cassidy; John G. Chou; Joaquin Delgado; Eileen H. Dowling; Lawrence Hughes; John F. Killian; Steven D. Krichmar; Michael Latham; Lawrence W. Stranghoener; Gregory G. Weaver; Brian J. Wildman; and James A. McNamara. All of the Nominees currently serve on the boards of trustees of certain registered funds that are managed by GSAM or an affiliate of GSAM. Accordingly, the total number of Board members of the Trust, if the Nominees are elected, will change from six (6) to fourteen (14), and none of the current members of the Board will continue to serve as such. We are asking you to elect these Nominees to help realize the potential benefits to Shareholders that are anticipated to follow from the Transaction.

The Board unanimously recommends that Shareholders vote to approve the New Agreement and to elect the Nominees. If you were a Shareholder of record of any of the Funds as of the close of business on August 24, 2026 (the “Record Date”), you are entitled to notice of and to vote at the Special Meeting, even if you no longer hold shares of such Fund(s) after the Record Date. Voting is quick and easy; everything you need is enclosed.

Your vote is important. Please take a moment to vote now, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card(s) and following the instructions. If we do not hear from you, our proxy solicitor, Alliance Advisors, LLC, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Special Meeting in person.

Thank you for taking the time to consider and vote on the Proposals and for your investment in the Funds.

Sincerely,

/s/ Garrett Paolella

Garrett Paolella
Managing Partner, NEOS Investment Management, LLC

/s/ Troy M. Cates

Troy M. Cates
Managing Partner, NEOS Investment Management, LLC

If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Trust’s Proxy Solicitor, Alliance Advisors, llc, at (866) 206-8173 or +1 (551) 368-0036.

weekdays from 9:00 a.m. to 11:00 p.m. Eastern Time.

PROXY MATERIALS

NEOS ETF Trust

NEOS S&P 500® High Income ETF (SPYI)

NEOS Enhanced Income Aggregate Bond ETF (BNDI)

NEOS Enhanced Income 1-3 Month T-Bill ETF (CSHI)

NEOS Bitcoin High Income ETF (BTCI)

NEOS Gold High Income ETF (IAUI)

NEOS Nasdaq-100® Hedged Equity Income ETF (QQQH)

NEOS Enhanced Income Credit Select ETF (HYBI)

NEOS Nasdaq-100® High Income ETF (QQQI)

NEOS Russell 2000® High Income ETF (IWMI)

NEOS Enhanced Income 20+ Year Treasury Bond ETF (TLTI)

NEOS Real Estate High Income ETF (IYRI)

NEOS S&P 500® Hedged Equity Income ETF (SPYH)

NEOS MSCI EAFE High Income ETF (NIHI)

NEOS Ethereum High Income ETF (NEHI)

NEOS Long/Short Equity Income ETF (NLSI)

NEOS MLP & Energy Infrastructure High Income ETF (MLPI)

NEOS Boosted S&P 500® High Income ETF (XSPI)

NEOS Boosted Nasdaq-100® High Income ETF (XQQI)

NEOS Boosted Bitcoin High Income ETF (XBCI)

Appendix A	Form of New Agreement
Appendix B	Amount of Investment Management Fees Paid to NEOS Investment Management, LLC by Each Fund
Appendix C	Initial Effective Date of Current Agreement and Discussion of the Basis of the Board’s Most Recent Approval
Appendix D	Trustees and Nominees
Appendix E	NEOS ETF Trust Nominating Committee Charter
Appendix F	Fund Share Beneficial Ownership of Trustees and Nominees
Appendix G	Trustee Compensation from the Trust
Appendix H	Principal Officers of the Trust at the Time of Closing
Appendix I	Auditor Information
Appendix J	Total Shares of Outstanding of Each Fund
Appendix K	Principal Holders of the Funds

Important Information For Shareholders

While we encourage you to read the complete Proxy Statement enclosed, below is a brief overview of the subject of the shareholder votes in the questions and answers (the “Q&A”) below. The Q&A contains limited information and should be read in conjunction with the more detailed information contained in the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement. Your vote is important, no matter how large or small your holdings may be.

Questions and Answers

Q.	Why am I receiving these proxy materials?

A.	You are receiving these proxy materials, including the Proxy Statement, Notice of Special Meeting of Shareholders and proxy card, because you have the right to notice of, and to vote on, important matters concerning the NEOS ETF Trust (the “Trust”). More specifically, shareholders of the Funds (“Shareholders”) are being asked to vote on the following proposals (the “Proposals”):

Proposal 1: Approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and NEOS Investment Management, LLC (“NEOS” or the “Adviser”). Appendix A contains the form of the New Agreement.

Proposal 2: Elect fourteen (14) nominees (the “Nominees”) to the board of trustees of the Trust (the “Board”).

Shareholders will be asked to consider and vote on the Proposals at the special meeting of Shareholders of the Trust that is scheduled to be held at NEOS’s offices, located at 13 Riverside Ave, Westport, CT 06880, on November 3, 2026, at 9:00 a.m. Eastern Time (together with any postponements or adjournments, the “Special Meeting”). If you were a shareholder of record of a Fund as of the close of business on August 24, 2026 (the “Record Date”), you are entitled to vote at the Special Meeting, even if you no longer own shares of such Fund.

Q.	Are the Proposals applicable to all Funds? What Proposals am I being asked to vote on at the Special Meeting?

A.	Yes, Shareholders of all of the Funds in the Trust are being asked to vote on the Proposals. Shareholders of each Fund are being asked to approve Proposal 1 as applied to their Fund only. Shareholders of all of the Funds in the Trust are being asked to vote together on Proposal 2 as applied to the Trust as a whole.

Questions Regarding Proposal 1

Q.	Why am I being asked to vote on the New Agreement?

A.	As discussed in more detail in the Proxy Statement, on August 10, 2026, NEOS Investments LLC (“NEOS Investments”) entered into a transaction agreement and plan of merger (the “Transaction Agreement”), pursuant to which GSAM Neptune Holdings, L.P., a Delaware limited partnership (“GSAM Holdings”), which is a subsidiary of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman”), will purchase all of the issued and outstanding limited liability company interests of NEOS Investments (the “Transaction”). As a result of the Transaction, NEOS will become an indirect, wholly-owned subsidiary of GSAM Holdings and, in this manner, NEOS will ultimately be an indirect subsidiary of Goldman and an affiliate of Goldman Sachs Asset Management, L.P. (“GSAM”). NEOS and GSAM are each registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser.

The parties expect the closing of the Transaction (“Closing”) to take place in the fourth quarter of 2026 or first quarter of 2027, or as soon as practicable thereafter. Because the Closing of the Transaction would result in a change of control of NEOS under the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement currently in effect between the Trust, on behalf of each Fund, and NEOS (the “Current Agreement”) would automatically terminate. Therefore, in order to provide for continuity in the management of the Funds, Shareholders of each Fund are being asked to approve a new agreement between the Trust, on behalf of such Fund, and NEOS (the “New Agreement”). While Shareholders are being asked to approve the New Agreement, they are not being asked to approve the Transaction. Moreover, with your approval, NEOS will continue to provide management and investment advisory services to each Fund following the Transaction. The Proxy Statement provides additional information about NEOS and Proposal 1. If Shareholders of a Fund approve Proposal 1, Proposal 1 will become effective with respect to such Fund upon the later of the Closing or the approval of Proposal 1.

Q.	Do a specific number of Funds need to approve the New Agreement in order for the Transaction to close? What will happen if that threshold is not reached?

A.	Pursuant to the terms of the Transaction Agreement, in order for the Transaction to close, Shareholders of the Funds representing at least a specified percentage of the revenue received by the Adviser from the Trust must approve the New Agreement with respect to the Funds and the Adviser (the “Transaction Threshold”). Further, the completion of the Transaction is subject to the election of the Nominees to the Board under Proposal 2 and the satisfaction of certain other customary terms and conditions including obtaining applicable regulatory approvals, among others, as detailed in the Transaction Agreement. If the Transaction is not completed, neither Proposal 1 nor Proposal 2 will become effective for any of the Funds.

Q.	What will happen if Shareholders of a Fund do not approve the New Agreement?

A.	If the New Agreement is not approved by Shareholders of a Fund, the Board will take such action as it deems necessary and in the best interests of that Fund and its Shareholders, which may include further solicitation of Shareholders or the liquidation of such Fund. Please note that the approval of the New Agreement by the Shareholders of one Fund is not contingent upon the approval of the New Agreement by the Shareholders of any other Fund, except that the Transaction Threshold must be met and the Nominees must be elected to the Board (along with the satisfaction of certain other closing conditions, in each case unless waived) in order for the Transaction to be completed and the New Agreement to go into effect. As such, even if Shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with NEOS for that Fund. While an interim advisory agreement could be utilized for such Fund for a certain period of time, as discussed below, a Fund that has not approved the New Agreement may be liquidated.

Q.	Are there any material differences between the Current Agreement and the New Agreement? Will the management fees payable under the New Agreement be different than those under the Current Agreement?

A.	There are no material differences between the Current Agreement and the New Agreement. The New Agreement is included as Appendix A to the Proxy Statement. The New Agreement does not seek any increase in fee rates, and it is not expected that overall fee rates paid by a Fund will increase under the New Agreement. Like the Current Agreement, under the New Agreement each Fund will pay NEOS a fee for the advisory, supervisory, administrative and other services it requires under a unitary fee structure, and such management fee rate will not be increased as part of the Transaction. The New Agreement clarifies certain fees and expenses that are not included in each Fund’s unitary fee. The New Agreement expressly specifies that the costs of holding shareholder meetings (other than the costs of shareholder meetings initiated by the Adviser) are excluded from each Fund’s unitary fee; however, the Adviser believes the likelihood of any such shareholder meeting occurring is remote.

Q.	What will happen if the Transaction is completed before Shareholders of a Fund have approved Proposal 1?

A.	In the event that the completion of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for that Fund is obtained, it is anticipated that such Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act, of the Trust (the “Independent Trustees”)) to approve and enter into an interim advisory agreement pursuant to which NEOS may continue to serve as investment adviser to such Fund for up to 150 days (or any longer period permitted by applicable law or SEC guidance) following the termination of the Current Agreement.

To provide for a continuous investment program for the Funds in the scenario described above, at a meeting of the Board held on August 14, 2026, the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and NEOS (the “Interim Advisory Agreement”). The Interim Advisory Agreement allows for NEOS to serve as the investment adviser of a Fund for up to 150 days (or any longer period permitted by applicable law or SEC guidance) following the consummation of the Transaction, in the event the Fund’s shareholders have not approved the New Agreement by the closing of the Transaction. Except for (i) the duration of the Interim Advisory Agreement, (ii) a ten-day termination notice right exercisable by the Board or by the shareholders of a Fund, and (iii) provisions related to the escrow of investment advisory fees earned by NEOS during the interim period, the Interim Advisory Agreement for each Fund is the same in all material respects as the Current Agreement for such Fund.

Q.	How will the Transaction affect me as a Fund Shareholder? Will the Transaction potentially benefit me?

A.	Your Fund and its investment objective(s) will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. Under the New Agreement, NEOS will provide the same services it currently provides under the Current Agreement at the same management fee rate and with no increase in the overall fee rates paid by the Fund.

The Transaction is also expected to benefit Shareholders of the Funds. For example, Goldman intends to devote additional resources to NEOS and the Funds. Additionally, following the Transaction, NEOS will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Any resulting growth of Fund assets may produce potential economies of scale and additional capabilities that could benefit shareholders of the Funds. However, it is possible that Fund assets will not grow and the Funds will not achieve such potential economies of scale.

Questions Regarding Proposal 2

Q.	Who are being nominated to serve as Trustees?

A.	The Nominees for election to serve as members of the Board are:

1.	Cheryl K. Beebe
2.	Dwight L. Bush
3.	Kathryn A. Cassidy
4.	John G. Chou
5.	Joaquin Delgado
6.	Eileen H. Dowling
7.	Lawrence Hughes
8.	John F. Killian
9.	Steven D. Krichmar
10.	Michael Latham
11.	Lawrence W. Stranghoener
12.	Gregory G. Weaver
13.	Brian J. Wildman
14.	James A. McNamara

Each of the Nominees currently serves as a trustee of other funds advised by GSAM or an affiliate of GSAM (the “Goldman Sachs Funds”). The Board, including the Nominating Committee thereof, has reviewed the qualifications and backgrounds of the Nominees and concluded that the Nominees are experienced in the oversight of exchange-traded funds and other registered investment companies. The Board also considered, among other things, the efficiency of potentially having the same board members serve consistently across a diversified fund complex comprising the NEOS-advised Funds and the Goldman Sachs Funds. The Board further considered how such Nominees might help to realize the potential benefits to Shareholders that are anticipated to follow from the Transaction.

The election of the Nominees pursuant to Proposal 2 is contingent upon the closing of the Transaction. If the Transaction is not completed, Proposal 2 will not become effective. If the Nominees are elected and the Transaction closes, the total number of Board members will increase from six (6) to fourteen (14), and none of the current members of the Board will continue to serve as such. You are being asked to elect these Nominees to help realize the potential benefits to Shareholders that are anticipated to follow from the Transaction. In an effort to provide continuity in the oversight of the Funds, John Jacobs, Richard Keary, Robert Sherry, and Sharon Cheever, currently Independent Trustees of the Trust who are not running for re-election, have each entered into a consulting agreement where, if requested by the Board, they will provide their views and insight regarding the business and affairs of the Trust for three (3) years following the close of the Transaction, and each such current Independent Trustee will receive $75,000 per year under this arrangement. In addition, Troy Cates and Garrett Paolella, currently interested trustees of the Trust, are not running for re-election.

Q.	What role does the Board play? Would each of the Nominees be “independent” trustees on the Board?

A.	Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Shareholders and have an obligation to serve the Shareholders’ best interests. Each of the Nominees, except for Mr. McNamara, is not expected to be considered an “interested person” of the Trust under the 1940 Act, meaning the Nominees, except for Mr. McNamara, have no deemed affiliation with the Funds (other than their positions on the Board, if the Transaction is completed), nor with NEOS or Goldman, and therefore are considered “independent.”

Questions Regarding Voting and the Special Meeting

Q.	How does the Board recommend that I vote in connection with the Proposals for my Fund?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of each Proposal described in the Proxy Statement.

Q.	What is the vote required to approve the Proposals?

A.	Under the Trust’s governing documents, when a quorum is present at any meeting, a majority of votes cast shall decide any questions, other than in the case of the election of Trustees, which shall only require a plurality, except when a larger vote is required by applicable law.

With respect to Proposal 1, the 1940 Act requires that each investment advisory agreement be approved by the vote of a majority of a Fund’s outstanding voting securities. A vote by a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”). To become effective with regard to a Fund, the New Agreement must be approved by the vote of the 1940 Act Majority of the Fund’s outstanding shares. Each Fund will vote on Proposal 1 separately. The approval of the New Agreement by one Fund is not contingent upon the approval of the New Agreement by any other Fund, except that the Transaction Threshold must be met and the Nominees must be elected to the Board (along with the satisfaction of certain other closing conditions, in each case unless waived) in order for the Transaction to be completed and the New Agreement to go into effect.

With respect to Proposal 2, under the Trust’s governing documents the election of each Nominee must be approved by a plurality of the votes cast in person or by proxy at the Special Meeting, provided a quorum is present. The Shareholders of each Fund will vote together with the Shareholders of the other Funds for the election of the Nominees. Under a plurality voting requirement, the candidates who receive the highest number of votes will be elected. For example, with fourteen Nominees for election to the Board and fourteen Trustees to be elected, a vote by plurality means the fourteen Nominees with the highest number of affirmative votes, regardless of the votes withheld for the Nominees, will be elected.

Q.	Who is eligible to vote at the Special Meeting?

A.	Shareholders of record as of the close of business on August 24, 2026 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or, if adjourned, at any later sessions. The number of Shares outstanding of each Fund on the Record Date is shown in Appendix J of the enclosed Proxy Statement.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. Neither the Trust nor the Funds will bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the Proxy Statement and any other costs associated with the Proxy Statement or the Transaction, including proxy solicitation, will be borne by NEOS.

Q.	Does my vote make a difference?

A.	Yes! No matter how many shares you own, your vote is important to help ensure that the Proposals can be approved. We encourage all Shareholders to participate in the governance of their Fund(s). If numerous Shareholders do not vote their proxies, the Trust and the Funds may not receive enough votes to achieve a quorum and go forward with the Special Meeting. This could delay the Special Meeting and the approval of the Proposals and generate additional costs.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Special Meeting described in the Proxy Statement. If you wish to attend the Special Meeting, please notify our proxy solicitor, Alliance Advisors, LLC, by calling (866) 206-8173 or +1 (551) 368-0036. Shareholders of record at the close of business on August 24, 2026 are entitled to attend the Special Meeting. Eligible shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of August 24, 2026, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person.

Q.	Why may there be more than one proxy card enclosed?

A.	If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call Alliance Advisors, LLC at (866) 206-8173 or +1 (551) 368-0036. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 11:00 p.m., Eastern time.

The Board Unanimously Recommends that you Vote FOR Each Proposal
Described in the Proxy Statement.

Notice of Special Meeting of Shareholders

To be held on November 3, 2026

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 3, 2026:

This proxy statement is available at https://web.viewproxy.com/neos/2026

To the shareholders (the “Shareholders”) of each fund listed below (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of NEOS ETF Trust, a Delaware statutory trust (the “Trust”):

Notice Is Hereby Given that a special meeting of Shareholders of the Trust (the “Special Meeting”) will be held at the offices of NEOS Investment Management, LLC (“NEOS”) at 13 Riverside Ave, Westport, CT 06880 on November 3, 2026 at 9:00 a.m., Eastern time. At the Special Meeting, Shareholders will be asked to consider and act upon the following proposals (collectively, the “Proposals”), as described in the accompanying proxy statement (“Proxy Statement”) for the Funds (as listed below):

Proposal	Proposal Description
1	The approval of a new investment advisory agreement by and between the Trust, on behalf of each Fund, and NEOS (the “New Agreement”).
2	The election of the following fourteen (14) nominees (the “Nominees”) to the board of trustees of the Trust (the “Board”): Cheryl K. Beebe; Dwight L. Bush; Kathryn A. Cassidy; John G. Chou; Joaquin Delgado; Eileen H. Dowling; Lawrence Hughes; John F. Killian; Steven D. Krichmar; Michael Latham; Lawrence W. Stranghoener; Gregory G. Weaver; Brian J. Wildman; and James A. McNamara.

Your Board Recommends that you Vote for the Proposals.

The Proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Special Meeting if you owned shares of any of the Funds at the close of business on August 24, 2026 (the “Record Date”). If you attend the Special Meeting, you may vote your shares in person. Please contact our proxy solicitor, Alliance Advisors, LLC, if you plan to attend the Special Meeting by calling (866) 206-8173 or +1 (551) 368-0036. Shareholders of record at the close of business on the Record Date are entitled to attend and vote at the Special Meeting. Eligible Shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Whether or not you expect to attend the Special Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

Your Vote is Important- Please Sign, Date and Return Your Proxy Promptly.

By order of the Board.

Sincerely,

/s/ Garrett Paolella

Garrett Paolella
President, Principal Executive Officer and Trustee
August 31, 2026

To secure the largest possible representation and to save the expense of further mailings and/or solicitations, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Special Meeting or vote in person if you attend the Special Meeting, as provided in the attached Proxy Statement.

Some Shareholders hold shares in more than one fund and may receive proxy cards and/or proxy materials for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares owned.

NEOS ETF Trust

List of Funds

NEOS S&P 500® High Income ETF (SPYI)

NEOS Enhanced Income Aggregate Bond ETF (BNDI)

NEOS Enhanced Income 1-3 Month T-Bill ETF (CSHI)

NEOS Bitcoin High Income ETF (BTCI)

NEOS Gold High Income ETF (IAUI)

NEOS Nasdaq-100® Hedged Equity Income ETF (QQQH)

NEOS Enhanced Income Credit Select ETF (HYBI)

NEOS Nasdaq-100® High Income ETF (QQQI)

NEOS Russell 2000® High Income ETF (IWMI)

NEOS Enhanced Income 20+ Year Treasury Bond ETF (TLTI)

NEOS Real Estate High Income ETF (IYRI)

NEOS S&P 500® Hedged Equity Income ETF (SPYH)

NEOS MSCI EAFE High Income ETF (NIHI)

NEOS Ethereum High Income ETF (NEHI)

NEOS Long/Short Equity Income ETF (NLSI)

NEOS MLP & Energy Infrastructure High Income ETF (MLPI)

NEOS Boosted S&P 500® High Income ETF (XSPI)

NEOS Boosted Nasdaq-100® High Income ETF (XQQI)

NEOS Boosted Bitcoin High Income ETF (XBCI)

Proxy Statement

NEOS ETF Trust
Dated August 31, 2026

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 3, 2026:
This proxy statement is available at https://web.viewproxy.com/neos/2026

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at the upcoming special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of the series of the NEOS ETF Trust (the “Trust”) as listed in the accompanying Notice of Special Meeting of Shareholders. Each such series of the Trust is referred to as a “Fund” and are collectively referred to as the “Funds.” The Board of Trustees of the Trust (the “Board”) called the Special Meeting to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), which are described more fully below:

	Proposal	Who votes on the Proposal?
1.	The approval of a new investment advisory agreement by and between the Trust, on behalf of each Fund, and NEOS (the “New Agreement”).	Shareholders of each Fund, voting separately from Shareholders of each other Fund.
2.	To elect fourteen (14) nominees (the “Nominees”) to the Board.	Shareholders of each Fund, voting collectively.

The principal office of the Trust is located at 13 Riverside Ave, Westport, CT 06880. You can reach the office of the Trust by telephone by calling 1 (866) 498-5677. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Special Meeting will be held at the offices of the Trust at 13 Riverside Ave, Westport, CT 06880 on November 3, 2026, at 9:00 a.m., Eastern time. Only Board members, officers of the Trust, NEOS Investment Management, LLC (“NEOS” or the “Adviser”), investment adviser to each Fund, and Shareholders of record on August 24, 2026 (the “Record Date”) will be admitted to the Special Meeting. Eligible Shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a Shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement is first being sent to Shareholders on or about September 1, 2026.

This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of a Fund’s annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1 (866) 498-5677 or by correspondence addressed to 13 Riverside Ave, Westport, CT 06880. Copies are also available at www.neosfunds.com. Copies of the annual and semi-annual reports of the Funds are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.

Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send, at no cost, a separate copy of the annual report and/or Proxy Statement to any Shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1 (866) 498-5677.

To assure the presence of a quorum at the meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the internet at the number or website address printed on the enclosed proxy card(s).

Proposal 1:     Approval of a New Investment Advisory Agreement

You are being asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of your Fund, and NEOS. Appendix A contains the form of the New Agreement. On August 10, 2026, NEOS Investments LLC (“NEOS Investments”), the parent of NEOS, the current investment adviser to each Fund, entered into a transaction agreement and plan of merger (the “Transaction Agreement”), pursuant to which GSAM Neptune Holdings, L.P., a Delaware limited partnership (“GSAM Holdings”), which is a subsidiary of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman”), will purchase all of the issued and outstanding limited liability company interests of NEOS Investments (the “Transaction”). As a result of the Transaction, NEOS will become an indirect, wholly-owned subsidiary of GSAM Holdings and, in this manner, NEOS will ultimately be an indirect subsidiary of Goldman and an affiliate of Goldman Sachs Asset Management, L.P. (“GSAM”).

The Board is proposing the approval of the New Agreement with respect to each Fund because the current investment advisory agreement between the Trust, on behalf of each Fund, and NEOS (the “Current Agreement”) will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Agreement terminates automatically upon its “assignment,” which includes a change in control of NEOS. The completion of the Transaction will result in a change in control of NEOS, and thus the assignment and automatic termination of the Current Agreement. Shareholders of each respective Fund are therefore being asked to approve the New Agreement for their Fund in an effort to ensure continuity in the operation of their Fund. The New Agreement would become effective for a Fund only if approved by the Shareholders of that Fund and if the Transaction is completed. The closing of the Transaction (the “Closing”) is currently expected to take place in the fourth quarter of 2026 or first quarter of 2027, or as soon as practicable thereafter. If the Transaction is not completed or the Transaction Agreement is terminated, the New Agreement will not go into effect and the Current Agreement will continue in effect.

Description of the Transaction

The terms and conditions of the Transaction are set forth in the Transaction Agreement. Pursuant to the Transaction Agreement, GSAM Holdings, a subsidiary of Goldman, will purchase all of the issued and outstanding limited liability interests of NEOS Investments. NEOS, a wholly-owned subsidiary of NEOS Investments, would therefore become an indirect, wholly-owned subsidiary of GSAM Holdings, and ultimately will be an indirect subsidiary of Goldman. Additionally, NEOS will become an affiliate of GSAM. The completion of the Transaction is subject to certain terms and conditions, including obtaining Shareholder approval under Proposal 1 that meets at least the minimum required threshold detailed in the Transaction Agreement and the election of Nominees to the Board under Proposal 2, which is further explained below. While the approval of the New Agreement with respect to a Fund is not contingent on the approval of the New Agreement by any other Fund, the terms of the Transaction Agreement require Shareholders of the Funds representing at least a specified percentage of the revenue received by the Adviser from the Trust to approve the New Agreement with respect to the Funds and the Adviser (the “Transaction Threshold”), and the Nominees to be elected to the Board in order for the Transaction to Close (in addition to the satisfaction of certain other closing conditions, in each case unless waived) and the New Agreement to go into effect. If the Transaction is not completed, then the Current Agreement will remain in effect for each Fund.

There are no current plans to change any of the primary service providers to the Funds as a direct result of the Transaction. If the Transaction is completed, the Board will continue to evaluate the Trust’s service providers in connection with the exercise of its reasonable business judgment in the ordinary course of business, and accordingly, it is possible that certain service providers of the Funds will change in the future. Each Fund’s current portfolio managers, as well as all of the other investment advisory personnel of NEOS who currently assist in the management of the Funds, are expected to keep their current positions after the Transaction. Your Fund and its investment objective(s) will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. Under the New Agreement, NEOS will provide the same services it currently provides under the Current Agreement at the same management fee rate and with no increase in the overall fee rates paid by the Fund.

The Transaction is expected to provide Shareholders of the Funds with certain benefits. For example, Goldman intends to devote additional resources to NEOS and the Funds. Additionally, following the Transaction, NEOS will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Accordingly, Shareholders will have the potential to realize certain benefits, including, but not limited to, the increased knowledge, experience and resources Goldman and GSAM can bring to bear on behalf of the Funds. However, it is also possible that these potential benefits will not be realized.

Although there is no assurance that the Closing will occur, if each of the closing conditions is satisfied or waived, NEOS and Goldman anticipate that the Closing will take place in the fourth quarter of 2026 or first quarter of 2027, or as soon as practicable thereafter. Shareholders are not being asked to vote on or approve the Transaction itself.

Post-Transaction Structure and Operations

As noted above, upon the Closing, NEOS will continue to serve as investment adviser to the Funds, subject to Shareholder approval. It is expected that all of the investment advisory personnel of NEOS who currently assist in the management of the Funds will continue as employees of NEOS and will provide uninterrupted management of the Funds following the Closing for so long as they choose to remain employees of NEOS. In the event that they choose not to remain employed by NEOS, NEOS will identify appropriate replacements. There are no expected changes to any portfolio managers for any of the Funds as a result of the Transaction. Further, there are no current plans to materially change the organization and structure of the Trust. The Board, including the Nominees if elected under Proposal 2, will be responsible for making decisions regarding, among other matters, the independent accountants, custodian, and transfer agent of the Funds.

Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as NEOS) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the closing of the sale, at least 75% of the investment company’s board must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or its predecessor, which in this case is NEOS. The Board is expected to meet this test effective upon the Closing if the Nominees are elected under Proposal 2. Second, no “unfair burden” can be imposed on the investment company as a result of the sale. An “unfair burden” includes any arrangement during the two-year period after the sale where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its Shareholders (other than fees for bona fide investment advisory or other services). NEOS has agreed to use, and to cause each of its affiliates to use, prior to the Closing, their best efforts to ensure that effective upon the Closing of the Transaction at least 75% of the members of the Board are not “interested persons” of the Funds. Furthermore, from and after the Closing, Goldman has agreed to ensure, and to use its best efforts to cause NEOS to ensure, that, for a period of three years after the Closing, at least 75% of the members of the Board are not “interested persons” of the Funds and to refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” (as that term is defined in Section 15(f) of the 1940 Act and interpreted by the SEC) on any Fund as a result of the Transaction.

The New Agreement

The New Agreement is the same as the Current Agreement, except with respect to the date and term of the agreement, as well as certain non-material differences described below. Under the New Agreement, NEOS will continue to provide the same services it currently provides under the Current Agreement at the same advisory fee rate schedule and with no increase in the fee rates paid by a Fund. Appendix A contains the form of the New Agreement. The following description of the New Agreement is qualified in its entirety by reference to the full text of the New Agreement as set forth in Appendix A. The key features of the New Agreement and Current Agreement are described below.

Investment Management Services. Under the New Agreement, NEOS, as investment adviser, would provide the same investment management services that NEOS performs under the Current Agreement.

All-In Fee. Pursuant to the Current and New Agreements, NEOS is entitled to a fee from each Fund at annual rates based on the average daily net assets of the Fund, which is paid monthly. Like the Current Agreement, under the New Agreement each Fund will pay NEOS a fee for advisory, supervisory, administrative and other services if required under an all-in fee structure. The New Agreement clarifies certain fees and expenses that are not borne by NEOS as part of a Fund’s unitary fee structure. In particular, under the New Agreement, NEOS will not pay a Fund’s management fee, interest expenses, taxes, brokerage commissions and any other transaction-related fees, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings (other than the costs of shareholder meetings initiated by the Adviser (e.g., in connection with a change of control)) and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The management fee rate for each Fund will not increase under the New Agreement. The management fee rates for the Funds range from 0.38% to 0.98% of average daily net assets of the respective Fund and are listed in Schedule A of Appendix A for each Fund. Appendix B provides the management fees paid by each Fund for the most recent fiscal year.

NEOS has entered into written expense reimbursement/fee waiver agreements (the “Current Fee Waiver Agreements”) with respect to certain Funds as designated by the Trust pursuant to which NEOS has agreed to waive a portion of its management fee to the extent necessary to limit the aggregate of the Fund’s total operating expenses and any acquired fund fees and expenses incurred by such Fund. In connection with the New Agreement, NEOS will enter into a new written expense reimbursement/fee waiver agreement (the “New Fee Waiver Agreements”) with these Funds with terms that are identical in all material respects to the Current Fee Waiver Agreements. The New Fee Waiver Agreements will remain in effect and be contractually binding for a period of at least one year following the Closing.

Best Execution and Soft Dollars. The Current and New Agreements contain identical provisions regarding the execution of portfolio transactions, and the ability of the investment adviser to receive “soft dollar” research from brokers through whom it places trades.

Limitation on Liability. The Current and New Agreements both provide that, in the absence of willful misfeasance, bad faith or gross negligence on NEOS’s part in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the agreement, NEOS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its Shareholders in connection with the matters to which the Current Agreement or New Agreement relates.

Duration. If approved by Shareholders of a Fund, the New Agreement will remain in force with respect to such Fund for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Agreement will continue in effect from year to year with respect to a Fund only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement has similar provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Termination. Both the Current Agreement and the New Agreement may be terminated with respect to a Fund on 60 days’ written notice by NEOS, the Board, or a 1940 Act Majority of the Fund’s outstanding shares. Both the Current and New Agreements also terminate automatically in the event of their “assignment” (as defined in the 1940 Act).

Amendments. Amendments to the Current Agreement or the New Agreement will be approved as required by (or as not prohibited by) the 1940 Act, which generally requires approval of a majority of trustees who are not parties to such agreement or interested persons of any such party, and also generally requires for material amendments a vote or written consent of a 1940 Act Majority of a Fund’s outstanding shares.

Additional Information. NEOS serves as the Funds’ investment adviser under the Current Agreement with the Trust. The Current Agreement became effective for each of the Funds as set forth in Appendix C. The Current Agreement was last approved for continuance for each applicable Fund by the Board, including a majority of the Independent Trustees, as indicated in Appendix C. A discussion of the basis for the Board’s most recent approval of the Current Agreement for each Fund is available in the Trust’s Form N-CSR for the fiscal year ended December 31, 2025, Form N-CSRS for the fiscal periods ended November 30, 2025 or November 30, 2024, or Form N-CSR for the fiscal year ended May 31, 2025, as noted in Appendix C, or will become available in the Trust’s N-CSRS for the fiscal period ended June 30, 2026 or N-CSR for the fiscal year ended December 31, 2026. If the New Agreement is approved for a Fund, NEOS will provide the same investment advisory services it currently provides to such Fund under the Current Agreement.

Interim Advisory Agreement. In the event that the completion of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for the Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which NEOS would serve as an interim adviser to such Fund for up to 150 days, or such longer period as may be permitted pursuant to applicable law or SEC guidance, following the termination of the Current Agreement. At a meeting held on August 14, 2026, the Board approved an Interim Advisory Agreement for each Fund, which would only take effect if the Closing occurs before a Fund’s Shareholders approve the New Agreement.

In approving the Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that (A) the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Agreement; (B) the compensation to be received by NEOS as the interim adviser under the Interim Advisory Agreement is no greater than the compensation that NEOS would have received under the Current Agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the Current Agreement, with the exception of its effective and termination dates and differences in the terms and conditions the Board, including a majority of Independent Trustees, finds to be immaterial. Other provisions of the Interim Advisory Agreement will include:

(i)        the Interim Advisory Agreement terminates upon the earlier to occur of (a) the 150th day, or such longer period as may be permitted pursuant to applicable law or SEC guidance, following the termination of the Current Agreement and (b) the effectiveness of the New Agreement;

(ii)       the Board or a 1940 Act Majority of a Fund’s outstanding shares may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to NEOS as the interim adviser;

(iii)      the compensation earned by NEOS as the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv)      if a 1940 Act Majority of a Fund’s outstanding shares approves such Fund’s New Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to NEOS as the interim adviser; and

(v)       if a 1940 Act Majority of a Fund’s outstanding shares does not approve such Fund’s New Agreement by the end of the 150-day period, NEOS as the interim adviser will be paid out of the escrow account the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

In the event that the New Agreement is not approved by a Fund’s Shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its Shareholders, including, potentially, liquidation of such Fund.

Wholly-Owned Subsidiaries of Certain Funds. Each of NEOS Bitcoin High Income ETF, NEOS Ethereum High Income ETF, NEOS Gold High Income ETF and NEOS Boosted Bitcoin High Income ETF (each, a “Parent Fund”) has a wholly-owned subsidiary, formed under the laws of the Cayman Islands, into which it may invest a portion of its assets. Pursuant to an investment advisory agreement, NEOS is the investment adviser for each subsidiary, the NEOS Bitcoin High Income Portfolio CFC (the wholly-owned subsidiary of NEOS Bitcoin High Income ETF), the NEOS Ethereum High Income Portfolio CFC (the wholly-owned subsidiary of NEOS Ethereum High Income ETF), the NEOS Gold High Income Portfolio CFC (the wholly-owned subsidiary of NEOS Gold High Income ETF), and the NEOS Boosted Bitcoin High Income Portfolio CFC (the wholly-owned subsidiary of NEOS Boosted Bitcoin High Income ETF).

Upon the Closing, each subsidiary’s investment advisory agreement with NEOS may be deemed to automatically terminate. In connection with the Transaction, the Board (and the board of directors of each subsidiary) approved a new investment advisory agreement for each subsidiary on substantially the same terms as the existing agreements. Shareholders of the Funds are not required, and are not being asked, to approve the new investment advisory agreements for the subsidiaries. Each Parent Fund, as sole shareholder of its respective subsidiary, approved the new agreements. Approval by the Parent Funds of the new investment advisory agreement with NEOS with respect to their respective subsidiary is contingent upon the related approval of Proposal 1 for each respective Parent Fund’s New Agreement. If a Parent Fund relies on an Interim Advisory Agreement, the Board (and the board of directors of each subsidiary) has also approved an interim advisory agreement for each subsidiary on substantially the same terms and conditions as the subsidiary’s existing agreement, except for (i) the duration of the interim agreement, (ii) a ten-day termination notice right, and (iii) provisions related to the escrow of investment advisory fees, if any.

Board Considerations in Approving the New Agreement

At a meeting held on August 14, 2026, the Board considered the approval of the New Agreement between NEOS and the Trust with respect to the Funds.

The Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.

The Board reviewed materials provided by NEOS and Goldman in advance of the meeting, conferred with representatives at the meeting and further reviewed materials at the meeting. The Board also received a report from FUSE, an independent third-party data provider, that provided comparisons of each Fund’s proposed advisory fee and expense ratio to a peer group of similar funds selected by FUSE as well as a comparison of each Fund’s performance to that of its benchmark and peer group. The Independent Trustees also considered Mr. Paolella’s and Mr. Cates’ positions with, and equity ownership in, NEOS, as well as the fact that the Transaction includes aggregate consideration of up to $2.25 billion in cash and Goldman equity, subject to the satisfaction of certain conditions. The Board was assisted by counsel throughout the New Agreement review process. The Board relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each member of the Board may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services. The Board considered the background information of NEOS personnel who would continue to be responsible for servicing the Funds, including their diverse financial industry experience. The Board considered that the research, analysis and portfolio construction approach for the Funds was not expected to change as a result of the Transaction. The Board also considered that the scope of services that NEOS as part of Goldman would provide under the New Agreement, was not expected to differ substantially from the scope of services provided by NEOS under the Current Agreement except to the extent such services were enhanced by the global resources of Goldman. For each Fund, the Board concluded that the nature, extent and quality of services proposed to be provided by NEOS as part of Goldman under the New Agreement were likely to benefit each Fund and its respective Shareholders.

Performance. The Board considered each Fund’s performance relative to its benchmark index and peer group, as reflected in the FUSE report. The Board also considered NEOS’s explanation for any underperformance or outperformance relative to benchmarks and peer groups. The Board noted that each Fund’s historical performance was relevant as the current portfolio managers for each Fund were expected to continue to serve as portfolio managers of the applicable Fund under the New Agreement. After discussion, the Board concluded that NEOS is well positioned to continue delivering strong performance for the Funds and their Shareholders.

Fees and Expenses. The Board noted NEOS’s representation that the advisory fee charged to each Fund would not change following the closing of the Transaction. The Board therefore took into account comparative fee information from the FUSE report based upon the current advisory fee charged under the Current Agreement.

The Board reviewed the proposed advisory fee schedule for the Funds. The Board noted that NEOS, under the unitary fee arrangement contemplated by the New Agreement, would continue to be responsible for substantially all costs associated with managing and operating the Funds, including transfer agency, custody, fund administration and accounting, legal, audit, and other customary services, and that NEOS would pay certain distribution costs out of its own profits. The Board further noted that non-material edits may be made to clarify the fees and expenses that are not borne by NEOS as part of the unitary fee structure under the New Agreement. The Board considered how these arrangements affected the expenses borne by each Fund’s shareholders and noted that the unitary fee structure provides expense certainty and protection against rising costs. The Board noted that the total expense ratio of each Fund was reasonable when taking into account the unitary fee arrangement and the services provided. Based on these factors, the Board concluded that each Fund’s proposed advisory fee was not unreasonable in light of the nature, extent, and quality of services to be provided.

Economies of Scale. The Board considered whether economies of scale would be realized by NEOS as part of Goldman as the Funds grow and, if so, whether the advisory fee levels reflect these economies of scale for the benefit of Shareholders. The Board noted that Goldman’s significantly larger asset management platform may provide operational efficiencies and enhanced resources that could benefit the Funds. The Board noted that potential economies of scale that may result from the Transaction would be considered further in future contract reviews as the relationship between NEOS and Goldman matures and additional information becomes available.

Profitability. The Board considered the profitability of NEOS’ relationship with the Funds. The Board acknowledged that, given the timing of the Transaction, it was premature to project with certainty the future profitability of NEOS from managing the Funds; however, NEOS’s officers represented that the anticipated profitability from managing the Funds is expected to remain consistent with current levels in the near term. The Board noted that the level of profitability to NEOS under the Current Agreement was not excessive in light of the nature, extent, and quality of the services provided to the Funds.

Fall-Out Benefits. The Board considered whether NEOS or any of its affiliates might receive “fall-out” benefits or other ancillary benefits as a result of their relationship with the Funds, such as soft dollar arrangements, research services, or referrals to other Goldman businesses. The Board considered that Goldman was not affiliated with any of the Funds’ other service providers, and therefore, would not benefit from those contractual relationships.

Conclusion. Based upon the foregoing considerations, the Board, including the Independent Trustees voting separately, unanimously approved the New Agreement and determined to recommend its approval to the Shareholders.

Required Vote

To become effective with regard to each Fund, the New Agreement must be approved by the vote of the 1940 Act Majority of such Fund’s outstanding shares and the Transaction must close. The approval of a New Agreement by one Fund is not contingent on the approval of a New Agreement by any other Fund. Each Fund will vote on Proposal 1 separately. The close of the Transaction is subject to the satisfaction of the Transaction Threshold and the election of the Nominees (along with the satisfaction of certain other closing conditions, in each case unless waived) in order for the Transaction to be completed and the New Agreement to go into effect. The Board, including all of the Independent Trustees, approved the New Agreement for each Fund after consideration of all factors that the Board determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Agreement for consideration by the Shareholders of each Fund and to recommend that Shareholders vote FOR approval. If the Shareholders of a Fund do not approve the Fund’s New Agreement prior to closing, the Board will consider other possible courses of action for such Fund, which may include entering into the Interim Advisory Agreement with NEOS pursuant to Rule 15a-4 under the 1940 Act.

If the Shareholders of a Fund approve a New Agreement for that Fund, it will not become effective until the Closing. If the Transaction is not completed, the Current Agreement will remain in effect for each Fund. Even if Shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with NEOS for that Fund. While an Interim Advisory Agreement could be utilized for such a Fund for a certain period of time, the Board will take such action as it believes is in the best interests of a Fund that has not approved the New Agreement, including, potentially, liquidating such Fund.

For the reasons discussed above, the board unanimously recommends that you vote for the approval of the new agreement for each Fund.

Proposal 2:     To Elect Nominees to the Board of Trustees

Shareholders are being asked to elect fourteen (14) Nominees to the Board. The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and others who perform services for the Trust.

Nominees

The trustees are responsible for supervising the management of the Trust and serving the best interests of Shareholders. Each of the Nominees currently serves as a trustee of the Goldman Sachs Funds, a diversified fund complex comprised of exchange-traded funds (“ETFs”), mutual funds and a closed-end interval fund investing across fixed income, liquidity, equity, alternatives and multi-asset solutions.

If the Nominees are elected, and the Transaction is completed, the Nominees would take office upon the Closing, and the total number of Board members will increase from six (6) to fourteen (14) and none of the current members of the Board will continue to serve as such. The Nominees are being recommended because of, among other reasons, their experience with ETFs and industry knowledge, their experience overseeing a diversified fund complex, the potential efficiency of having the same board members serve consistently across a diversified fund complex comprising the NEOS-advised Funds and Goldman Sachs Funds, and their potential role to help realize the potential benefits to Shareholders that are anticipated to follow from the Transaction. In an effort to provide continuity in the oversight of the Funds, John Jacobs, Richard Keary, Robert Sherry, and Sharon Cheever, currently Independent Trustees of the Trust who are not running for re-election, have each entered into a consulting agreement where, if requested by the Board, they will provide their views and insight regarding the business and affairs of the Trust for three (3) years following the close of the Transaction, and each such current Independent Trustee will receive $75,000 per year under this arrangement. In addition, Troy Cates and Garrett Paolella, currently interested trustees of the Trust, are not running for re-election.

The Board considered information provided by the Nominees and concluded that, if elected, each of the Nominees, except for Mr. McNamara, would not be an “interested person,” as defined in the 1940 Act, of the Trust. Appendix D contains a description of the background of the Trustees and Nominees and related information.

The Board would meet periodically throughout the year to oversee the Funds’ activities, including to review the Funds’ performance and oversee potential conflicts that could affect the Funds, and to review the actions of NEOS. With respect to its oversight of risk, the Board, through its committees, would rely on reports and information received from various parties, including NEOS, internal auditors, the Funds’ and NEOS’s Chief Compliance Officer, and the Funds’ outside auditors.

The Nominees are available to serve and have consented to serve if elected.

Selection of Nominees for Trustee

The Board’s Nominating Committee makes recommendations and considers Shareholder recommendations for nominations for Board members. The Nominating Committee also periodically reviews independent Board member compensation. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Funds’ investment adviser and other principal service providers. Under the current Nominating charter, pursuant to which the Nominees were recommended for nomination to serve on the Board, the Nominating Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee does not have a formal policy regarding diversity, but considers a broad range of attributes and characteristics in evaluating nominees for election to the Board. A copy of the current Nominating charter is attached as Appendix E to this Proxy Statement.

The Nominating Committee met on August 14, 2026, to evaluate the Nominees, including their qualifications for Board membership and their independence (as applicable) from NEOS, Goldman and their respective affiliates and other Fund service providers, as well as such other information as the Nominating Committee deemed relevant to its considerations. In advance of that meeting, the Nominating Committee received information about each of the Nominees and their professional experiences and qualifications. The Nominating Committee recommended the Nominees for nomination by the Independent Trustees, and at their meeting on August 14, 2026, the Independent Trustees and the full Board selected and nominated the Nominees for election by the Shareholders of the Trust.

Appendix D provides a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee and Nominee that led the Board to conclude that he or she should serve as a member of the Board. Each Trustee and Nominee’s outside professional experience is also outlined in Appendix D.

Board Meetings and Trustee Compensation

The Board held six meetings during the fiscal year ended December 31, 2025. The Trust does not, in the normal course, hold annual meetings of Shareholders at which Trustees are elected.

No Independent Trustee or Nominee that would be an Independent Trustee if elected owns, beneficially or of record, securities issued by Goldman, NEOS, or Foreside Fund Services, LLC (the Funds’ distributor), or is a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix F shows the dollar range of shares of each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Trustee and Nominee that are in the same family of investment companies. The information is provided as of August 24, 2026.

Effective January 1, 2026, each current Independent Trustee is paid a fixed annual retainer of $75,000 per year. The fixed annual retainer is allocated pro rata among each Fund in the Trust based upon each Fund’s assets under management. The table in Appendix G shows the compensation that each Independent Trustee received from each Fund during the fiscal year ended December 31, 2025, and the aggregate compensation that each Independent Trustee received from the Trust during that period.

Principal Officers of the Trust

Officers of the Trust are appointed by the Board and serve at the pleasure of the Board. Appendix H identifies the current principal officers of the Trust and provides certain background and related information. The Board will evaluate the composition of its Officers in the ordinary course of business after the Closing and may add or replace any of the Officers listed in Appendix H in the exercise of its business judgment.

Standing Committees of the Board

Currently, the Board has two standing committees: the Audit Committee and the Nominating Committee. Each Committee is comprised of all of the Independent Trustees. If the Transaction is completed, the Board will evaluate the composition, structure and number of its Committees in the ordinary course of business and will add members and/or take any other actions in the exercise of its business judgment.

Audit Committee. The Audit Committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended December 31, 2025, the Audit Committee held three meetings.

Nominating Committee. The Nominating Committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. During the fiscal year ended December 31, 2025, the Nominating Committee held one meeting.

Independent Auditors of the Trust

Selection of Auditors. The current Audit Committee and the current Board have selected the firm of Cohen & Company, Ltd. (“Cohen”) to serve as the Trust’s independent registered public accounting firm. Cohen has previously confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of Cohen are not expected to be present at the Special Meeting but will be available telephonically if necessary.

Audit Fees. Appendix I shows the aggregate fees billed to the Trust for each of the last two fiscal years and corresponding fiscal period for professional services rendered by Cohen for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years and corresponding fiscal period.

Audit-Related Fees. The Trust was not billed during its last two fiscal years and corresponding fiscal period for assurance and related services rendered by Cohen that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.

Tax Fees. Appendix I also shows the aggregate fees billed to the Trust in each of the last two fiscal years and corresponding fiscal period for professional services rendered by Cohen to the Trust for tax compliance, tax advice, and tax planning. These tax-related fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

Aggregate Non-Audit Fees. During the Trust’s last two fiscal years and corresponding fiscal period, Cohen did not bill for non-audit services rendered to the Trust and NEOS, and any entity controlling, controlled by, or under common control with NEOS that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to NEOS and any entity controlling, controlled by, or under common control with NEOS that provides ongoing services to the Trust, is compatible with maintaining the independence of Cohen. The Audit Committee has determined that Cohen’s provision of these services is compatible with maintaining Cohen’s independence.

All Other Fees. There were no additional fees paid by the Trust or by NEOS, or other service providers under common control with NEOS during the Trust’s last two fiscal years and corresponding fiscal period for products and services provided by Cohen, other than the services reported above.

Approval of Services. All of the fees disclosed above and in Appendix I were approved by the Audit Committee in advance of the performance of such services. The Audit Committee approved the services described under “Tax Fees” above in advance of the performance of such services. The Audit Committee has delegated pre-approval of audit and non-audit services to the chair of the Audit Committee. Any pre-approval decisions accordingly made shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Required Vote

Election of each Nominee to the Board requires a plurality of votes cast, provided a quorum is present. The votes of all the shares of the Funds of the Trust will be counted together in determining the results of the voting for the election of the Nominees in Proposal 2.

For the reasons discussed above, the board unanimously recommends that you vote for the election of each of the nominees.

Information About NEOS

NEOS is located at 13 Riverside Ave, Westport, CT 06880. NEOS currently provides investment advisory services. Garrett Paolella and Troy Cates are the Co-Founders and Managing Partners of NEOS. NEOS is registered as an investment adviser with the SEC. NEOS provides services to investment companies, with assets under management totaling approximately $33.6 billion as of August 26, 2026.

Upon Closing, NEOS will become an indirect wholly-owned subsidiary of GSAM Holdings. GSAM Holdings is an indirect subsidiary of Goldman. After the Closing, NEOS will be an affiliate of GSAM by virtue of both being indirect subsidiaries of Goldman. Each of the Goldman entities is located at 200 West Street, New York, NY 10282.

The current principal executive officers of NEOS and their principal occupation, along with their current positions with the Trust, are set forth below. The address of each principal executive officer of NEOS is 13 Riverside Ave, Westport, CT 06880.

Name	Title(s) & Principal Occupation with NEOS	Title(s) & Principal Occupation with the Trust
Garrett Paolella	Co-Founder and Managing Partner	Trustee, President and Principal Executive Officer

Troy Cates	Co-Founder and Managing Partner	Trustee, Vice Chairman, and Vice President

Robert Shea	Chief Operating Officer and Chief Financial Officer	Secretary

Curtis Flippen	Chief Compliance Officer	None

General Information

Principal Holders of Shares

To the knowledge of the Trust, as of the Record Date, the Trustees, Nominees and officers of the Trust owned in the aggregate less than 1% of the shares of each Fund. Appendix J lists the total shares outstanding of each Fund as of the Record Date. Appendix K contains information regarding each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares as of the Record Date. Messrs. Paolella and Cates, each a Trustee of the Trust, may be deemed to have a substantial interest arising from their economic interest in NEOS and the Transaction’s aggregate consideration of up to $2.25 billion in cash and Goldman equity, subject to the satisfaction of certain conditions.

Since the beginning of the Funds’ most recently completed fiscal year, no Independent Trustee or Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of NEOS or Goldman.

Payment of Solicitation Expenses

NEOS has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all proxy solicitations. NEOS has retained Alliance Advisors, LLC as proxy solicitor. The estimated proxy solicitation fees and other proxy related costs are estimated to be approximately $11.1 million.

Other Service Providers

Foreside Fund Services, LLC is the distributor (also known as principal underwriter) of the shares of the Funds and is located at 190 Middle Street, Suite 301, Portland, ME 04101. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent and administrator for the Funds. USBFS’s principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds.

Other Business

The Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the Board that proxies, will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973).

Communications to the Board

Communications to the Board may be directed to the Secretary of the Trust, Robert Shea, at 13 Riverside Ave, Westport, CT 06880.

Submission of a Shareholder Proposal

Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Funds’ proxy material for a particular annual or special Shareholder meeting. However, because the Trust does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust Secretary at 13 Riverside Ave, Westport, CT 06880. Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws. A Shareholder proposal to be considered for inclusion in the proxy statement at any future Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed. Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.

If a Shareholder wishes to present a proposal at a future Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Shareholder Reports

The Trust has sent each Fund’s most recent Annual Report dated December 31, 2025 to Shareholders. The Trust will furnish, without charge, a copy of a Fund’s annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at (866) 498-5677 or by writing to NEOS Investment Management, LLC, 13 Riverside Ave, Westport, CT 06880. Copies are also available at www.neosfunds.com. Copies of the annual and semi-annual reports of the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Voting Information

Voting Rights

Only Shareholders owning shares of any of the Funds at the close of business on August 24, 2026 may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Special Meeting. Each share or fractional share is entitled to one vote or fraction thereof. With respect to Proposal 1, Shareholders of each Fund will vote separately to approve the New Agreement for such Fund. With respect to Proposal 2, Shareholders of all Funds will vote together. If you are a Shareholder of more than one Fund, you will be voting on the Proposals separately with respect to each Fund in which you hold shares.

Each proxy that is properly executed and returned in time to be voted at the Special Meeting will be voted at the Special Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

The Trust anticipates that the listing exchanges upon which the Funds list their shares will take the position that broker-dealers that are members thereof and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposals may be deemed to be an instruction to vote FOR Proposal 1 and FOR each of the Nominees set forth in Proposal 2. Under an exchange’s rules, member broker-dealer firms may, without instructions, give a proxy to vote on routine matters, including the election of the Nominees in Proposal 2, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be treated as votes cast. “Broker non-votes” can occur where, as here: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal, and (iv) there is at least one other proposal for which, under the rules of the Fund’s listing exchanges, the broker or nominee does have discretionary voting power. Abstentions and broker non-votes, if any, are expected to have the same effect as a vote “against” Proposal 1. Abstentions and broker non-votes will have no effect on Proposal 2, which requires a plurality vote.

Quorum; Adjournment

For the Trust and each Fund, thirty three and one-third percent (33 1/3%) of the outstanding shares entitled to vote, which are present in person or represented by proxy at a Shareholders’ meeting, constitutes a quorum for the transaction of business by Shareholders. A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason by the person presiding thereat. When a quorum is present, such adjournment may be affected by the person presiding thereat or by vote of a majority of the shares represented at the meeting, either in person or by proxy. Any adjournment may be made with respect to any business which might have been transacted at such Shareholders’ meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders’ meeting prior to adjournment. Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

To assure the presence of a quorum at the meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the internet at the number or website address printed on the enclosed proxy card(s).

Appendix A
Form of New Agreement

INVESTMENT ADVISORY AGREEMENT, dated [ ], 2026, between NEOS ETF Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and NEOS Investment Management, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds;

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”);

WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the “Additional Funds” (each such Additional Fund when added to Schedule A hereto being referred to herein individually as a “Fund” and included in the term, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.	INVESTMENT DESCRIPTION; APPOINTMENT

(a)          Investment Description. Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) relating to such Fund filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

(b)          Appointment of Adviser. The Trust, on behalf of each Fund, hereby employs the Adviser to act as the manager and investment adviser of each Fund and to furnish, or arrange for its affiliates or other sub-advisers to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2.	DUTIES OF THE ADVISER

(a)          Management and Administrative Services. The Adviser shall perform, or arrange for the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, pricing agents, exchanges, lead market makers, authorized participants, dividend disbursing agents, other shareholder servicing agents, proxy voting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

(b)          Investment Advisory Services. Subject to the oversight, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds including implementing futures and options strategies, if applicable; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s investment objective(s) and policies.

In addition:

(1)	The Adviser will maintain and preserve the records specified in Section 16 of this Agreement and any other records related to each Fund’s transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.

(2)	The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objective(s) and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. The Adviser will promptly notify the Trust in the event: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an assignment has occurred or is otherwise proposed to occur. The Adviser shall notify the Trust immediately upon detection of any material breach of any of the Trust’s policies and procedures required by Rule 38a-1 under the 1940 Act.

(3)	The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request. The Adviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Trust for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.

(4)	The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objective(s) and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements, if applicable) contained in the 1940 Act and the rules and regulations under the 1940 Act, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, Rule 6c-11 under the 1940 Act, listing standards under the applicable stock exchange and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser shall perform quarterly and annual tax compliance tests with respect to each Funds’ compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, and promptly furnish reports of such tests to any Sub-Adviser (as defined below) after each quarter end to ensure that each Fund is in compliance with the Code, if applicable. The Adviser agrees to perform its duties hereunder in complete compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(5)	The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Funds. The Adviser shall provide or cause to be provided periodic reports and keep or cause to be kept records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s). The Adviser or a Sub-Adviser may, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser or Sub-Adviser, subject to the Adviser’s or Sub-Adviser’s oversight, in exercising the Adviser’s or Sub-Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, the Adviser or Sub-Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Adviser’s or Sub-Adviser’s clients.

(6)	The Adviser shall serve as each Fund’s valuation designee, as that term is defined in Rule 2a-5 under the 1940 Act and perform all fair value functions required by that Rule, provided that the Board of Trustees of the Trust has designated the Adviser as the valuation designee and delegated some or all fair valuation functions to the Adviser.

(c)          Sub-Advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, employ, retain or otherwise avail itself of the services of other persons or entities (a “Sub-Adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Sub-Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such Sub-Advisers, or other persons or entities, in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.  Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the Sub-Adviser for its services to the Funds.

3.	INFORMATION AND REPORTS

(a)          The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request or required by the 1940 Act or rules thereunder. Additionally, upon the request of the Board, prior to each Board meeting, the Adviser will provide the Board, or cause any Sub-Adviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter, including certifications that each Fund is in compliance with its respective investment objective(s) and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its advisory persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Adviser’s Code of Ethics and compliance program, respectively, to the Trust. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b)          The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4.	STANDARD OF CARE

The Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.	ADVISER’S DUTIES REGARDING FUND TRANSACTIONS

(a)          Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the oversight of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

(b)         Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, in seeking the best overall terms available, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Trust a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful in connection with other accounts managed by the Adviser. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c)          Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d)          Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6.	COMPENSATION

(a)          The Adviser will bear its own costs of providing services hereunder.

(b)          With respect to the Funds listed in Table 1 of Schedule A to this Agreement, the Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest expenses, taxes, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Funds, acquired fund fees and expenses, costs of holding shareholder meetings, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and payments under the Funds’ distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any(“Excluded Expenses”).

(c)       The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, each Sub-Adviser.

(d)       For the purpose of determining fees payable to the Adviser hereunder, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s current Prospectus or SAI, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(e)       The Adviser may waive fees or reimburse expenses of a Fund, including fees that are “acquired fund fees and expenses” as define in SEC Form N-1A, to the extent necessary to maintain a Fund's expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Trust may withhold the payment of fees under Section 6(d) to the extent the Adviser, under this Section 6(e), has any amount due and owing to the Trust.

7.	SERVICES TO OTHER COMPANIES OR ACCOUNTS

The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

8.	AFFILIATED BROKERS

The Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; (ii) the provisions of the 1940 Act and the Advisers Act and rules thereunder including Rule 17e-1 under the 1940 Act; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

9.	CUSTODY

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of any Fund.

10.	TERM OF AGREEMENT; TERMINATION OF AGREEMENT; AMENDMENT OF AGREEMENT

(a)          Term and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A  and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (a)(iii) of this section and unless terminated automatically as set forth in subparagraph (a)(iv) of this section hereof or until terminated as follows:

(i)         the Trust may cause this Agreement to terminate upon sixty (60) days’ written notice to the Adviser either by vote of its Board or with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund;

(ii)        the Adviser may at any time terminate this Agreement by not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust;

(iii)       this Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (1) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (2) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(iv)       this Agreement shall automatically terminate in the event of its assignment.

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Funds’ Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

(b)          Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, with respect to any Fund, the vote of a majority of the outstanding shares of such Fund.

11.	REPRESENTATIONS AND COVENANTS OF THE TRUST

The Trust represents and covenants to the Adviser as follows:

(a)          The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund’s shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(b)          The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

12.	REPRESENTATIONS AND COVENANTS OF THE ADVISER

The Adviser represents and covenants to the Trust as follows:

(a)          It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)          The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)          It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)          It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)          It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of those jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)           It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)         It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) each Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or its staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the listing standards under the applicable stock exchange; (v) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (vi) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv), (v) or (vi) above.

(h)         It will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds, and the Funds’ prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

(i)           It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the Financial Industry Regulatory Authority, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

13.	LIMITATION OF LIABILITY OF ADVISER; INDEMNIFICATION

(a)          Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

(b)          The Trust shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Adviser Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the provisions of Section 13(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser Indemnified Parties against or entitle or be deemed to entitle the Adviser Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Adviser Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

(c)       The Adviser shall indemnify, defend and protect the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Trust Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Trust Indemnified Parties in or by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. Notwithstanding the provisions of Section 13(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Trust Indemnified Parties against or entitle or be deemed to entitle the Trust Indemnified Parties to indemnification in respect of, any liability to the Adviser to which the Trust Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Trust Indemnified Parties’ duties or by reason of the reckless disregard of the Trust Indemnified Parties’ duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

14.	NO LIABILITY OF OTHER FUNDS

This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust.

15.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

16.	RECORDS

(a)          Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b)          Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, within two (2) business days of a written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within not more than two (2) business days.

17.	SURVIVAL

All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

18.	GOVERNING LAW

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Delaware applicable to contracts formed and to be performed entirely within the State of Delaware, without regard to principles of conflicts of laws thereof, to the extent such principles would require or permit the application of laws of another jurisdiction, and in accordance with the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

19.	SEVERABILITY

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

20.	DEFINITIONS

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

21.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

NEOS ETF TRUST

By:	/s/ Garrett Paolella
Name: Garrett Paolella
Title: President and Principal Executive Officer

NEOS INVESTMENT MANAGEMENT, LLC

By:	/s/ Troy M. Cates
Name: Troy M. Cates
Title: Managing Partner

Schedule A

(As of [___])

Fund	Advisory Fee Rate (% of the Fund’s average daily net assets)	Effective Date
NEOS S&P 500® High Income ETF	0.68%
NEOS Enhanced Income Aggregate Bond ETF	0.58%
NEOS Enhanced Income 1-3 Month T-Bill ETF	0.38%
NEOS Bitcoin High Income ETF	0.98%
NEOS Gold High Income ETF	0.78%
NEOS Nasdaq-100® Hedged Equity Income ETF	0.68%
NEOS Enhanced Income Credit Select ETF	0.65%
NEOS Nasdaq-100® High Income ETF	0.68%
NEOS Russell 2000® High Income ETF	0.68%
NEOS Enhanced Income 20+ Year Treasury Bond ETF	0.58%
NEOS Real Estate High Income ETF	0.68%
NEOS S&P 500® Hedged Equity Income ETF	0.68%
NEOS MSCI EAFE High Income ETF	0.68%
NEOS Ethereum High Income ETF	0.98%
NEOS Long/Short Equity Income ETF	0.98%
NEOS MLP & Energy Infrastructure High Income ETF	0.68%
NEOS Boosted S&P 500® High Income ETF	0.98%
NEOS Boosted Nasdaq-100® High Income ETF	0.98%
NEOS Boosted Bitcoin High Income ETF	0.98%

Appendix B
Amount of Investment Management Fees
Paid to NEOS Investment Management, LLC by Each Fund

The table below provides information about the advisory fees earned by the Adviser from each Fund during the fiscal period ended May 31, 2023:

Fund	Fees Earned by the Adviser	Advisory Fees Waived and/or Expenses Reimbursed	Net Fees Earned by the Adviser
NEOS S&P 500® High Income ETF	$22,691	N/A	$22,691
NEOS Enhanced Income Aggregate Bond ETF	$4,579	$(234)	$4,345
NEOS Enhanced Income 1-3 Month T-Bill ETF	$53,464	N/A	$53,464
NEOS Enhanced Income Credit Select ETF*	$828,806	$(18,522)	$810,284
NEOS Nasdaq-100® Hedged Equity Income ETF**	$3,224,546	N/A	$3,224,546

*This information reflects fees earned, waived, and paid to Wilbanks Smith & Thomas Asset Management, LLC, the adviser to the Predecessor Fund, for the fiscal year ended August 31, 2023.

**This information reflects fees earned, waived, and paid to Nationwide Fund Advisors the adviser to the Predecessor Fund, for the fiscal year ended August 31, 2023.

The table below provides information about the advisory fees earned by the Adviser from each Fund during the fiscal year/period ended May 31, 2024:

Fund	Fees Earned by the Adviser	Advisory Fees Waived and/or Expenses Reimbursed	Net Fees Earned by the Adviser
NEOS S&P 500® High Income ETF	$3,831,430	N/A	$3,831,430
NEOS Enhanced Income Aggregate Bond ETF	$33,466	$(1,721)	$31,745
NEOS Enhanced Income 1-3 Month T-Bill ETF	$915,994	N/A	$915,994
NEOS Nasdaq-100® High Income ETF	$175,260	N/A	$175,260
NEOS Enhanced Income Credit Select ETF*	$850,347	$(25,362)	$824,985
NEOS Nasdaq-100® Hedged Equity Income ETF**	$2,663,018	N/A	$2,663,018

*This information reflects fees earned, waived, and paid to Wilbanks Smith & Thomas Asset Management, LLC, the adviser to the Predecessor Fund, for the fiscal year ended August 31, 2024.

**This information reflects fees earned, waived, and paid to Nationwide Fund Advisors, the adviser to the Predecessor Fund, for the fiscal year ended August 31, 2024.

B-1

The table below provides information about the advisory fees earned by the Adviser from each Fund during the fiscal year/periods ended May 31, 2025, and for the period June 1, 2025 through December 31, 2025:

Fund	Fees Earned by the Adviser	Advisory Fees Waived and/or Expenses Reimbursed	Net Fees Earned by the Adviser for Period Ended May 31, 2025	Net Fees Earned by the Adviser for Period Ended December 31, 2025
NEOS S&P 500® High Income ETF	$16,361,817	N/A	$16,361,817	$20,775,981(8)

NEOS Enhanced Income Aggregate Bond ETF	$293,158	$(15,091)	$278,067	$340,670(8)

NEOS Enhanced Income 1-3 Month T-Bill ETF	$1,890,743	N/A	$1,890,743	$1,416,744(8)

NEOS Nasdaq-100® High Income ETF	$4,980,272	N/A	$4,980,272	$18,477,748

NEOS Bitcoin High Income ETF	$530,609 (1)	N/A	$530,609(1)	$3,770,737(8)

NEOS Enhanced Income 20+ Year Treasury Bond ETF	$4,839(2)	N/A	$4,839(2)	$18,177(8)

NEOS Enhanced Income Credit Select ETF	$662,877 (3)	$(59,991)(3)	$602,886(3)	$557,968(8)

NEOS Nasdaq-100® Hedged Equity Income ETF	$1,621,505(4)	N/A	$1,621,505(4)	$1,345,146

NEOS Real Estate High Income ETF	$63,298(5)	N/A	$63,298(5)	$438,133

NEOS Russell 2000® High Income ETF	670,959(6)	$(98,675)(6)	$572,284(6)	$1,037,805(8)

NEOS S&P 500® Hedged Equity Income ETF	$1,250 (7)	N/A	$1,250 (7)	$38,617(8)

NEOS Gold High Income ETF	N/A	N/A	N/A	$485,874(10)

NEOS MSCI EAFE High Income ETF	$36,790(10)	$(3,856)(10)	N/A	$32,934(11)

NEOS MLP & Energy Infrastructure High Income ETF	N/A	N/A	N/A	$1,297(9)

NEOS Ethereum High Income ETF	N/A	N/A	N/A	$4,363(12)

NEOS Long/Short Equity Income ETF	N/A	N/A	N/A	$1,708(13)

(1) For the period of October 17, 2024 to May 31, 2025.

(2) For the period of December 11, 2024 to May 31, 2025.

(3) The fiscal year end of the Fund was May 31. The advisory fees for 2025 reflect the period of September 1, 2024, to May 31, 2025. The advisory fees from September 1, 2024 to September 27, 2024, reflect advisory fees earned, waived, and paid to Wilbanks Smith & Thomas Asset Management, LLC, the adviser to the Predecessor Fund.

(4) The fiscal year end of the Fund was May 31. The advisory fees for 2025 reflect the period of September 1, 2024, to May 31, 2025. The advisory fees from September 1, 2024 to November 11, 2024, were paid by the Predecessor Fund to Nationwide Fund Advisors, the adviser to the Predecessor Fund.

(5) For the period of January 15, 2025 to May 31, 2025.

(6) For the period of June 25, 2024 to May 31, 2025.

(7) For the period of April 3, 2025 to May 31, 2025.

(8) For the period of June 1, 2025 to December 31, 2025.

(9) For the period of December 18, 2025 to December 31, 2025.

(10) For the period of June 5, 2025 to December 31, 2025.

(11) For the period of September 17, 2025 to December 31, 2025.

(12) For the period of December 3, 2025 to December 31, 2025.

(13) For the period of December 10, 2025 to December 31, 2025.

B-2

Appendix C
Initial Effective Date of Current Agreement
and Discussion of the Basis of the Board’s Most Recent Approval

Fund	Initial Effective Date of Current Agreement	Most Recent Approval*	Form N-CSR Containing or That Will Contain a Discussion of the Basis for the Board’s Most Recent Approval
NEOS S&P 500® High Income ETF	August 16, 2022	June 16, 2026	December 31, 2026
NEOS Enhanced Income Aggregate Bond ETF	August 16, 2022	June 16, 2026	December 31, 2026
NEOS Enhanced Income 1-3 Month T-Bill ETF	August 16, 2022	June 16, 2026	December 31, 2026
NEOS Bitcoin High Income ETF	October 7, 2024	June 16, 2026	December 31, 2026
NEOS Gold High Income ETF	June 2, 2025	March 11, 2025	November 30, 2025
NEOS Nasdaq-100® Hedged Equity Income ETF	October 9, 2024	December 12, 2023	November 30, 2024
NEOS Enhanced Income Credit Select ETF	September 20, 2024	December 12, 2023	November 30, 2024
NEOS Nasdaq-100® High Income ETF	January 29, 2024	December 3, 2025	December 31, 2025
NEOS Russell 2000® High Income ETF	June 24, 2024	June 16, 2026	December 31, 2026
NEOS Enhanced Income 20+ Year Treasury Bond ETF	December 10, 2024	September 23, 2024	May 31, 2025
NEOS Real Estate High Income ETF	December 22, 2024	December 11, 2024	May 31, 2025
NEOS S&P 500® Hedged Equity Income ETF	March 30, 2025	March 11, 2025	May 31, 2025
NEOS MSCI EAFE High Income ETF	September 10, 2025	September 9, 2025	November 30, 2025
NEOS Ethereum High Income ETF	November 25, 2025	September 9, 2025	November 30, 2025
NEOS Long/Short Equity Income ETF	December 5, 2025	March 11, 2025	November 30, 2025
NEOS MLP & Energy Infrastructure High Income ETF	December 16, 2025	September 9, 2025	November 30, 2025
NEOS Boosted S&P 500® High Income ETF	January 28, 2026	September 9, 2025	June 30, 2026
NEOS Boosted Nasdaq-100® High Income ETF	January 28, 2026	September 9, 2025	June 30, 2026
NEOS Boosted Bitcoin High Income ETF	January 28, 2026	September 9, 2025	June 30, 2026
*At its special meeting on August 14, 2026, the Board renewed the Current Agreement for each Fund. A discussion of the basis for the Board’s approval will be included in Form N-CSR dated December 31, 2026.

C-1

Appendix D
Trustees and Nominees

The Trustees and Nominees, along with their principal occupations over the past five years and their affiliations, if any, with the Trust are listed below. If elected, each Nominee would serve until his or her death, resignation or removal and replacement. Neither Ms. Cheever nor Messrs. Keary, Jacobs, Sherry, Paolella, and Cates are Nominees. The address for each Trustee and officer is 13 Riverside Ave, Westport, CT 06880. The address for each Nominee is 200 West Street, New York, NY 10282.

Independent Trustees and Nominees who would be Independent Trustees
Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen[2]	Other Directorships Held by Trustee During Past Five Years
Sharon Cheever 1955 Trustee	Since 2021	Retired (December 2020 – Present); Senior Vice President and General Counsel, Pacific Global Asset Management LLC (August 2012 – December 2020)	19	Pacific Global ETF Trust (since June 2018 – May 2022)

Richard Keary 1962 Trustee	Since 2021	Principal/Founder, Global ETF Advisors, LLC (March 2009 – Present).	19	Tema ETF Trust (since 2023)

John Jacobs 1959 Trustee	Since 2021	Alerian (Chairman, June 2018 to January 2025); Georgetown University (Academic Staff, 2015 to 2021).	19	The Lift Fund (since 2017); Procure ETF Trust II ETFs (since 2018); and Tema ETF Trust (since 2023)

Robert Sherry 1963 Trustee	Since 2021	COO, Digital Prime Technologies, a fintech firm (December 2021 – Present); Head of US Prime Brokerage, Maybank Kim Eng Securities USA, Inc. (September 2020 – December 2021).	19	Tema ETF Trust (since 2023)

Cheryl K. Beebe Year of Birth: 1955 Nominee	N/A

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); and was formerly Director, HanesBrands Inc. (a multinational clothing company) (2020–2023); Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

			N/A4

Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Dwight L. Bush Year of Birth: 1957 Nominee	N/A

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017); a Member of the Board of Directors of Santander Bank, N.A. (2018–2019); and a Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021–2025). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Kathryn A. Cassidy Year of Birth: 1954 Nominee	N/A	Ms. Cassidy is retired. Formerly, she was Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–2025). Ms. Cassidy was also Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).	N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

John G. Chou Year of Birth: 1956 Nominee	N/A

Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company).

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Joaquin Delgado Year of Birth: 1960 Nominee	N/A

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

N/A4

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Eileen H. Dowling Year of Birth: 1962 Nominee	N/A

Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Lawrence Hughes Year of Birth: 1958 Nominee	N/A

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016–April 2016).

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

John F. Killian Year of Birth: 1954 Nominee	N/A	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).	N/A4

Consolidated Edison, Inc. (a utility holding company)

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Steven D. Krichmar Year of Birth: 1958 Nominee	N/A	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990–2001).	N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Michael Latham Year of Birth: 1965 Nominee	N/A

Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Lawrence W. Stranghoener Year of Birth: 1954 Nominee	N/A

Mr. Stranghoener is retired. Formerly, he was Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003–2024); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–2020); and Interim Chief Executive Officer (2014), Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Gregory G. Weaver Year of Birth: 1951 Nominee	N/A	Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015–2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012).	N/A4	Trustee and Chair of the Board of Trustees—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Brian J. Wildman Year of Birth: 1963 Nominee	N/A

Mr. Wildman is currently an Independent Business Consultant (2025–Present). Formerly, he was President, Timothy Financial Counsel Inc. (a financial planning firm) (2019–2024); and Executive Vice President, Consumer Banking and Director (2016–2019) and Chief Risk Officer (2013–2016), MB Financial Bank.

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Interested Trustees and Nominee who would be an Interested Trustee+ and Current Officers
Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen[2]	Other Directorships held by Trustee During Past Five Years
Garrett Paolella[1] Year of Birth: 1986 Trustee, Chairman and President	Since 2021	Co-Founder & Managing Partner, NEOS Investments (March 2022 – Present); Partner, Slate Hill Partners (October 2020 – Present); Managing Partner, Intersect Capital Management (January 2021 – September 2023); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – July 2023).	19	None

Troy M. Cates[1] Year of Birth: 1976 Trustee, Vice Chairman, and Vice President	Since 2023 (trustee); Since 2026 (Vice President)	Co-Founder & Managing Partner, NEOS Investments (March 2022 – Present); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – July 2023)	19	None

James A. McNamara[3] Year of Birth: 1962 Nominee	N/A

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998).

President and Principal Executive Officer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

			N/A4	Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.[5]

Josh Hunter Year of Birth: 1981 Treasurer	Since 2021	Director and Fund Principal Financial Officer & Treasurer, Foreside Fund Officer Services, LLC (July 2015 - Present).	19	N/A

Robert Shea Year of Birth: 1966 Secretary	Since 2021	Chief Financial Officer and Chief Operating Officer (March 2022 – Present); Chief Financial Officer/Chief Operating Officer, Intersect Capital Management (March 2021-March 2025); Chief Financial Officer Slate Hill Partners (April 2021-December 2025).	19	N/A

John Canning Year of Birth: 1970 Chief Compliance Officer	Since 2026	Managing Director, Chenery Compliance Group, LLC (March 2021 – Present); Senior Consultant, Foreside Fund Officer Services, LLC (September 2020 – March 2021); Chief Compliance Officer & Chief Operating Officer, Schneider Capital Management (May 2019 – July 2020).	19	N/A

1  Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Messrs. Paolella and Cates are each deemed to be interested persons due to their senior leadership position with the Funds’ investment adviser (NEOS Investment Management, LLC).

2  The term “Fund Complex” applies to the NEOS ETFs.

3  It is expected that Mr. McNamara will be considered to be an interested person of the Trust (as defined in the 1940 Act) after the completion of the Transaction because of his positions held with Goldman Sachs and ownership of securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

4  If elected, each Nominee would be expected to oversee 390 portfolios, including the NEOS ETFs and the Goldman Fund Complex (as defined below).

5  As of August 6, 2026, Goldman Sachs ETF Trust consisted of 55 portfolios (46 of which offered shares to the public); Goldman Sachs Trust consisted of 80 portfolios (79 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (10 of which offered shares to the public); Goldman Sachs Trust II consisted of 8 portfolios; Goldman Sachs ETF Trust II consisted of 2 portfolios; Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio; and Innovator ETFs® Trust consisted of 209 portfolios (179 of which offered shares to the public).

Cheryl K. Beebe. Ms. Beebe serves as a trustee to each of the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, and Innovator ETFs® Trust (the “Goldman Fund Complex”) and was formerly Chair of the board of trustees of Goldman Sachs Trust II (2017–2024), Goldman Sachs ETF Trust (2022–2024), Goldman Sachs ETF Trust II (2022–2024), and Goldman Sachs Real Estate Diversified Income Fund (2022–2024). Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. Ms. Beebe was a member of the Board of Directors of HanesBrands Inc., a multinational clothing company, and a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she also served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications, global supply chain functions and information technology. Further, she served on the Board of Trustees of Fairleigh Dickinson University, where she served as Chair of the Governance Committee. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Dwight L. Bush. The Honorable Dwight Bush serves as a trustee to the Goldman Fund Complex. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee, and as Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Advisory Board of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy serves as a trustee to the Goldman Fund Complex. Previously, she was a member of the Board of Directors for Vertical Aerospace Ltd., a publicly traded aerospace and technology company (2021–2025), where she served as Chair of the Audit Committee. Ms. Cassidy also held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

John G. Chou. Mr. Chou serves as a trustee to the Goldman Fund Complex. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002–2022, including Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.

Joaquin Delgado. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Advisory Board of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Eileen H. Dowling. Ms. Dowling serves as a trustee to the Goldman Fund Complex. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007–2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.

Lawrence Hughes. Mr. Hughes serves as a trustee to the Goldman Fund Complex.  Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian serves as a trustee to the Goldman Fund Complex. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, he was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar serves as a trustee to the Goldman Fund Complex. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of Controlled Risk Insurance Company of Vermont, Inc. (CRICO, A Risk Retention Group) and a member of the Audit and Finance Committees of the CRICO related entities, and a member of the University of North Carolina Kenan-Flagler Business School Board. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Michael Latham. Mr. Latham serves as a trustee to the Goldman Fund Complex. Mr. Latham is retired. Mr. Latham has been designated as the Goldman Fund Complex’s “audit committee financial expert” given his extensive accounting and finance experience. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener serves as a trustee to the Goldman Fund Complex and was formerly Chairman of the board of trustees of Goldman Sachs ETF Trust (2017–2022), Goldman Sachs ETF Trust II (2021–2022), and Goldman Sachs Real Estate Diversified Income Fund (2019–2022). Mr. Stranghoener is retired. Previously, he was Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials, and a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he also served as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Gregory G. Weaver. Mr. Weaver serves as a trustee to, and chair of, the Goldman Fund Complex. He serves as a member of the Governing Council of the Independent Directors Council. Previously, Mr. Weaver served as a Director of Verizon Communications Inc., where he served as Chair of the Audit Committee (2015–2024). Mr. Weaver was also a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

Brian J. Wildman. Mr. Wildman serves as a trustee to the Goldman Fund Complex. He is currently an independent business consultant. From 2019–2024, he was the President of Timothy Financial Counsel Inc., a financial planning firm. From 2016–2019, Mr. Wildman served as Executive Vice President, Consumer Banking and Director of MB Financial Bank. From 2013–2016, Mr. Wildman served as MB Financial Bank’s Chief Risk Officer and was responsible for Risk Management. Prior to 2013, he was responsible for the MB Financial Bank’s Wealth Management and Consumer Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman was a member of the Board of Trustees of Missionary Furlough Homes from 2008–2022. Based on the foregoing, Mr. Wildman is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara serves as a trustee to and President and Principal Executive Officer of the Goldman Fund Complex. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Appendix E
NEOS ETF Trust
Nominating Committee Charter

I.	Nominating Committee Membership

The Nominating Committee of NEOS ETF Trust (the "Trust") shall be composed of all of the Independent Trustees of the Trust. Management, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration. The Board of Trustees ("Board") may remove or replace any member of the Committee at any time in its sole discretion.

II.	Board Nominations and Functions

The Committee shall recommend nominees to the Board for election to the Board. The Committee shall evaluate each candidate's qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate each such nominee's independence from the investment adviser, affiliates of the adviser and other principal service providers. In determining a nominee's qualifications for Board membership, the Committee may take into account a wide variety of factors (with no one factor being controlling) in considering candidates for membership on the Board, including (but not limited to):

•	the candidate's knowledge in matters relating to the investment company industry;

•	any experience possessed by the candidate as a director/trustee or senior officer of other public companies;

•	the candidate's educational background;

•	the candidate's reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications;

•	the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Trust; and

•	such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Additionally, with respect to evaluating candidates to serve as an independent member, the Board shall consider the candidate's ability to qualify as an Independent Trustee for purposes of the Investment Company Act of 1940, as amended, and any other standards of independence that may be relevant to the Trust.

The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already serving on the Board.

E-1

III.	Compensation

The Committee shall periodically review the compensation of Independent Trustees and shall make appropriate changes to the Independent Trustees as a group.

IV.	Review and Amendments

The Committee shall review this Charter at least annually and make any appropriate changes by amending or modifying this Charter.

Dated: December 1, 2024

E-2

Appendix F
Fund Share Beneficial Ownership of Trustees and Nominees

As of August 24, 2026, none of the Independent Trustees or Nominees beneficially own equity securities of any of the registered investment companies overseen or to be overseen by the Independent Trustees and Nominees that are in the same family of investment companies. Listed below is the dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each interested Trustee that are in the same family of investment companies, as of August 24, 2026.

Fund	Garrett Paolella	Troy Cates
NEOS S&P 500® High Income ETF (SPYI)	D	B

NEOS Enhanced Income Aggregate Bond ETF (BNDI)	B	A

NEOS Enhanced Income 1-3 Month T-Bill ETF (CSHI)	B	A

NEOS Bitcoin High Income ETF (BTCI)	C	B

NEOS Gold High Income ETF (IAUI)	A	A

NEOS Nasdaq-100® Hedged Equity Income ETF (QQQH)	C	A

NEOS Enhanced Income Credit Select ETF (HYBI)	A	A

NEOS Nasdaq-100® High Income ETF (QQQI)	B	C

NEOS Russell 2000® High Income ETF (IWMI)	A	A

NEOS Enhanced Income 20+ Year Treasury Bond ETF (TLTI)	A	A

NEOS Real Estate High Income ETF (IYRI)	A	A

NEOS S&P 500® Hedged Equity Income ETF (SPYH)	A	A

NEOS MSCI EAFE High Income ETF (NIHI)	B	A

NEOS Ethereum High Income ETF (NEHI)	A	A

NEOS Long/Short Equity Income ETF (NLSI)	B	A

NEOS MLP & Energy Infrastructure High Income ETF (MLPI)	C	A

F-1

NEOS Boosted S&P 500® High Income ETF (XSPI)	D	A

NEOS Boosted Nasdaq-100® High Income ETF (XQQI)	D	A

NEOS Boosted Bitcoin High Income ETF (XBCI)	B	B
Aggregate Holdings	D	D
Ownership –. None A. $1 – $10,000 B. $10,001 – $50,000 C. $50,001– $100,000 D. Over $100,000

F-2

Appendix G
Trustee Compensation from the Trust

The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by each Fund and by the Trust to the Trustees for their services to the Fund for the fiscal year ended December 31, 2025. Only the Trustees of the Trust (the “Trustees”) who are not “interested persons” of the Trust or the Adviser, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Trust. Garrett Paolella and Troy Cates, each as an interested person of the Trust due to their affiliation with the Adviser, received no compensation from the Trust related to their services to each Fund for the fiscal year ended December 31, 2025. The Trust has no retirement or pension plans. The Trust has no employees. Its officers are compensated by NEOS.

Name	QQQI	SPYI	BNDI	CSHI	BTCI	TLTI	SPYH	QQQH	IYRI	IWMI	HYBI
Sharon Cheever	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700
Richard Keary	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700
John Jacobs	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700
Robert Sherry	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700	$1,700

Name	IAUI(a)	NIHI(b)	NEHI(c)	NLSI(d)	MLPI(e)	XBCI(f)	XQQI(f)	XSPI(f)	Total Compensation From Funds and Fund Complex* Paid to Trustees
Sharon Cheever	$600	$572	$280	$280	$279	$0	$0	$0	$16,135
Richard Keary	$600	$572	$280	$280	$279	$0	$0	$0	$16,135
John Jacobs	$600	$572	$280	$280	$279	$0	$0	$0	$16,135
Robert Sherry	$600	$572	$280	$280	$279	$0	$0	$0	$16,135

*	The term “Fund Complex” refers only to the funds managed by the Adviser and not to any other series of the Trust. Using the information for the year ended December 31, 2025, the aggregate Independent Trustees’ fees paid by the entire Trust were $64,540.
(a)	For the period of June 5, 2025 to December 31, 2025.
(b)	For the period of September 17, 2025 to December 31, 2025.
(c)	For the period of December 3, 2025 to December 31, 2025.
(d)	For the period of December 10, 2025 to December 31, 2025.
(e)	For the period of December 18, 2025 to December 31, 2025.
(f)	Had not yet commenced operations.

G-1

Appendix H
Principal Officers of the Trust At the time of Closing

The principal officers of the Trust at the time of Closing, along with their addresses and principal occupations over the past five years are listed below. Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board. The Board will evaluate the composition of the Trust’s Officers in the ordinary course of business after the Closing and may add or replace any of the below Officers in the exercise of its business judgment.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Garrett Paolella, 1986	President	Since 2021	Co-Founder & Managing Partner, NEOS Investments (March 2022 – Present) Partner, Slate Hill Partners (October 2020 – Present); Managing Partner, Intersect Capital Management (January 2021 – September 2023); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – July 2023).

Troy M. Cates, 1976	Vice President	Since 2026	Co-Founder & Managing Partner, NEOS Investments (March 2022 – Present); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – July 2023)

Josh Hunter, 1981	Treasurer	Since 2021	Director and Fund Principal Financial Officer & Treasurer, Foreside Fund Officer Services, LLC (July 2015 - Present).

Robert Shea, 1966	Secretary	Since 2023	Chief Financial Officer and Chief Operating Officer (March 2022 – Present); Chief Financial Officer/Chief Operating Officer, Intersect Capital Management (March 2021-September 2023); Chief Financial Officer Slate Hill Partners (April 2021-December 2025).

John Canning 1970	Chief Compliance Officer	Since 2026	Managing Director, Chenery Compliance Group, LLC (March 2021 – Present); Senior Consultant, Foreside Fund Officer Services, LLC (September 2020 – March 2021); Chief Compliance Officer & Chief Operating Officer, Schneider Capital Management (May 2019 – July 2020).

H-1

Appendix I
Auditor Information

As of December 1, 2025, the Funds changed their fiscal and tax reporting year end from May 31 to December 31. The following table shows:

Audit Fees. The aggregate fees billed for the fiscal period ended December 31, 2025 and the fiscal years ended May 31, 2025 and May 31, 2024, for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Trust’s annual financial statements or services that normally are provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years or fiscal period.

Audit-Related Fees. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Trust’s financial statements that are not reported under “Audit Fees.”

Tax Fees. The aggregate fees billed in the fiscal period ended December 31, 2025 and fiscal years ended May 31, 2025 and May 31, 2024 for professional services rendered by Cohen for tax compliance, tax advice and tax planning. The tax fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

All Other Fees. “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Fiscal Year or Period Ended	Audit Fees(1)	Audit- Related Fees(2)	Tax Fees(3)	All Other Fees(4)
12/31/2025	$184,000	$0	$77,500	$0
5/31/2025	$126,500	$0	$33,000	$0
5/31/2024	$42,000	$0	$12,000	$0

(1)     “Audit Fees” are the aggregate fees billed for professional services for the audit of the Trust’s financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)     “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Trust’s financial statements that are not reported under “Audit Fees”.

(3)     “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(4)     “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years and corresponding fiscal period.

Fiscal Year or Period Ended
Non-Audit Related Fees	12/31/2025	5/31/2025	5/31/2024
Trust	None	None	None
Adviser	None	None	None

I-1

Appendix J
Total Shares Outstanding of Each Fund

As of August 24, 2026, the Record Date for the Special Meeting, the total shares outstanding of each Fund were as follows:

Fund	Outstanding Shares

NEOS S&P 500® High Income ETF	217,560,000

NEOS Enhanced Income Aggregate Bond ETF	4,150,000

NEOS Enhanced Income 1-3 Month T-Bill ETF	33,520,000

NEOS Bitcoin High Income ETF	39,950,000

NEOS Gold High Income ETF	11,290,000

NEOS Nasdaq-100® Hedged Equity Income ETF	6,964,981

NEOS Enhanced Income Credit Select ETF	4,553,997

NEOS Nasdaq-100® High Income ETF	261,740,000

NEOS Russell 2000® High Income ETF	23,450,000

NEOS Enhanced Income 20+ Year Treasury Bond ETF	380,000

NEOS Real Estate High Income ETF	6,410,000

NEOS S&P 500® Hedged Equity Income ETF	670,000

NEOS MSCI EAFE High Income ETF	3,740,000

NEOS Ethereum High Income ETF	3,110,000

NEOS Long/Short Equity Income ETF	70,000

NEOS MLP & Energy Infrastructure High Income ETF	16,660,000

NEOS Boosted S&P 500® High Income ETF	2,130,000

NEOS Boosted Nasdaq-100® High Income ETF	5,970,000

NEOS Boosted Bitcoin High Income ETF	3,850,000

J-1

Appendix K
Principal Holders of the Funds

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants (“DTC Participants”), as of August 24, 2026, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

DTC Participant Name	Address
CHARLES SCHWAB & CO., INC.	211 Main Street San Francisco, California 94105-1905
CITIBANK, N.A.	3801 Citibank Center B/3rd Floor/Zone 12 Tampa, Florida 33610
INTERACTIVE BROKERS RETAIL EQUITY CL	Two Pickwick Plaza Greenwich, CT 06830
J.P. MORGAN SECURITIES LLC/JPMC	14201 Dallas Parkway Dallas, Texas 75254
LPL FINANCIAL LLC	9785 Towne Centre Drive San Diego, California 92121-1968
MORGAN STANLEY SMITH BARNEY LLC	1300 Thames Street, 6th Floor Baltimore, Maryland 21231
NATIONAL FINANCIAL SERVICES LLC	499 Washington Boulevard Jersey City, New Jersey 07310-1995
PERSHING LLC	1 Pershing Plaza Jersey City, New Jersey 07399-0002
RBC CAPITAL MARKETS, LLC	60 South 60th Street Minneapolis, Minnesota 55402-4400
ROBINHOOD SECURITIES, LLC	500 Colonial Center Parkway, Suite 100 Lake Mary, Florida 32746
U.S. BANK N.A./ETH	1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
VANGUARD MARKETING CORPORATION	14321 N. Northsight Boulevard Scottsdale, Arizona 85260

NEOS S&P 500® High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	32.54
NATIONAL FINANCIAL SERVICES LLC	24.02
MORGAN STANLEY SMITH BARNEY LLC	6.41

NEOS Enhanced Income Aggregate Bond ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	65.39
NATIONAL FINANCIAL SERVICES LLC	20.42

NEOS Enhanced Income 1-3 Month T-Bill ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	43.11
NATIONAL FINANCIAL SERVICES LLC	22.61

NEOS Bitcoin High Income ETF
DTC Participant	Percentage
NATIONAL FINANCIAL SERVICES LLC	28.19
CHARLES SCHWAB & CO., INC.	27.78
ROBINHOOD SECURITIES, LLC	9.99
PERSHING LLC	7.01
MORGAN STANLEY SMITH BARNEY LLC	6.62

NEOS Gold High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	29.31
NATIONAL FINANCIAL SERVICES LLC	25.21
LPL FINANCIAL LLC	5.51
MORGAN STANLEY SMITH BARNEY LLC	5.51
INTERACTIVE BROKERS RETAIL	5.17

NEOS Nasdaq-100® Hedged Equity Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO.,INC.	33.47
NATIONAL FINANCIAL SERVICES LLC	22.02
MORGAN STANLEY SMITH BARNEY LLC	6.68
LPL FINANCIAL LLC	5.95
PERSHING LLC	5.12

NEOS Enhanced Income Credit Select ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	81.75
NATIONAL FINANCIAL SERVICES LLC	11.10

NEOS Nasdaq-100® High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	29.18
NATIONAL FINANCIAL SERVICES LLC	21.99
MORGAN STANLEY SMITH BARNEY LLC	7.53
CITIBANK, N.A.	6.79

NEOS Russell 2000® High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	35.07
NATIONAL FINANCIAL SERVICES LLC	23.32
LPL FINANCIAL LLC	6.22
MORGAN STANLEY SMITH BARNEY LLC	5.34
RBC CAPITAL MARKETS, LLC	5.20

NEOS Enhanced Income 20+ Year Treasury Bond ETF
DTC Participant	Percentage
NATIONAL FINANCIAL SERVICES LLC	41.06
CHARLES SCHWAB & CO., INC.	27.04
J.P. MORGAN SECURITIES LLC/JPMC	10.47

NEOS Real Estate High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	39.19
NATIONAL FINANCIAL SERVICES LLC	26.48
MORGAN STANLEY SMITH BARNEY LLC	5.30

NEOS S&P 500® Hedged Equity Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	45.70
NATIONAL FINANCIAL SERVICES LLC	28.90
RBC CAPITAL MARKETS, LLC	6.72
MORGAN STANLEY SMITH BARNEY LLC	6.42

NEOS MSCI EAFE High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO, INC.	38.51
NATIONAL FINANCIAL SERVICES LLC	25.86
LPL FINANCIAL LLC	5.51

NEOS Ethereum High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO, INC.	28.90
NATIONAL FINANCIAL SERVICES LLC	26.86
PERSHING LLC	12.13
ROBINHOOD SECURITIES, LLC	8.07
MORGAN STANLEY SMITH BARNEY LLC	6.34

NEOS Long/Short Equity Income ETF
DTC Participant	Percentage
PERSHING LLC	32.48
CHARLES SCHWAB & CO, INC.	28.11
NATIONAL FINANCIAL SERVICES LLC	17.43
J.P. MORGAN SECURITIES LLC/JPMC	5.09

NEOS MLP & Energy Infrastructure High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	38.77
NATIONAL FINANCIAL SERVICES LLC	25.13
MORGAN STANLEY SMITH BARNEY LLC	7.08
VANGUARD MARKETING CORPORATION	5.63

NEOS Boosted S&P 500® High Income ETF

DTC Participant	Percentage
NATIONAL FINANCIAL SERVICES LLC	38.94
CHARLES SCHWAB & CO., INC.	27.73
MORGAN STANLEY SMITH BARNEY LLC	7.18
U.S. Bank N.A./ETH	5.63

NEOS Boosted Nasdaq-100® High Income ETF
DTC Participant	Percentage
CHARLES SCHWAB & CO., INC.	28.14
NATIONAL FINANCIAL SERVICES LLC	27.77
MORGAN STANLEY SMITH BARNEY LLC	7.02
INTERACTIVE BROKERS RETAIL EQUITY CL	5.86

NEOS Boosted Bitcoin High Income ETF
DTC Participant	Percentage
NATIONAL FINANCIAL SERVICES LLC	29.18
CHARLES SCHWAB & CO., INC.	25.46
ROBINHOOD SECURITIES, LLC	10.87

As a shareholder of NEOS ETF Trust, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on November 2, 2026.

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or telephone.

Vote Your Proxy on the Internet: Have your proxy card available when you access the website as instructed on your proxy card. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call the number provided on your proxy card. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

CONTROL NUMBER

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

NEOS ETF TRUST

SPECIAL MEETING OF SHAREHOLDERS 9:00 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEOS ETF TRUST.

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoint(s) Garrett Paolella, Troy Cates, and Robert Shea, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of the Fund, that the shareholder is/are entitled to vote at the Special Meeting of Shareholders to be held on November 3, 2026, at 9:00 a.m. Eastern Time (together with any adjournment or postponement thereof) at the offices of NEOS Investment Management, LLC (“NEOS”) at 13 Riverside Ave, Westport, CT 06880. In order to attend the meeting virtually, you must register at https://web.viewproxy.com/neos/2026 by 11:59 p.m. ET on November 2, 2026. On the day of the Special Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link you received via email in your registration confirmation. Further instructions on how to attend and vote at the Special Meeting of Shareholders are contained in the Proxy Statement.

CONTROL NUMBER

Address Change:

(If you noted any Address Changes above, please mark box.) ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS.

Signature

Date

Title

Signature (Joint Owners)

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on November 3, 2026:

The Proxy Statement is available at:

https://web.viewproxy.com/neos/2026

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” the proposals.

Please mark your votes like this ☒

1.	To approve a new investment advisory agreement by and between the NEOS ETF Trust (the “Trust”) on behalf of each Fund (as listed in the enclosed Notice of Special Meeting) and NEOS (the “New Agreement”). (Shareholders of each Fund, as listed in the enclosed Notice of Special Meeting, voting separately).

FOR ☐      AGAINST ☐      ABSTAIN ☐

2.	To elect fourteen (14) nominees to the Board of Trustees of the Trust (Shareholders of the Funds listed in the enclosed Notice of Special Meeting voting collectively).

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
☐	☐	☐

NOMINEES:
(1) Cheryl K. Beebe	(8) John F. Killian
(2) Dwight L. Bush	(9) Steven D. Krichmar
(3) Kathryn A. Cassidy	(10) Michael Latham
(4) John G. Chou	(11) Lawrence W. Stranghoener
(5) Joaquin Delgado	(12) Gregory G. Weaver
(6) Eileen H. Dowling	(13) Brian J. Wildman
(7) Lawrence Hughes	(14) James A. McNamara

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.